UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	8/31
Date of reporting period:	2/29/16

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for those series, as appropriate.

ADVANTAGE FUNDS, INC.

-        Dreyfus Opportunistic Midcap Value Fund

-        Dreyfus Opportunistic Small Cap Fund

-        Dreyfus Opportunistic U.S.  Stock Fund

-        Dreyfus Strategic Value Fund

-        Dreyfus Structured Midcap Fund

-        Dreyfus Technology Growth Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Opportunistic Midcap Value Fund

SEMIANNUAL REPORT February 29, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Opportunistic Midcap Value Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic Midcap Value Fund, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

March 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015, through February 29, 2016, as provided by David A. Daglio, James Boyd, and Dale Dutile, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, Dreyfus Opportunistic Midcap Value Fund’s Class A shares produced a total return of -10.44%, Class C shares returned -10.77%, Class I shares returned -10.30%, and Class Y shares returned -10.22%.1 In comparison, the fund’s benchmark, the Russell Midcap® Value Index (the “Index”), produced a -5.17% total return for the same period.2

Equities generally posted negative returns over the reporting period amid intensifying global economic concerns. Shortfalls in the financials, consumer discretionary, and information technology sectors undermined the fund’s results compared to its benchmark.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index by investing in midcap companies with market capitalizations between $1 billion and $25 billion at the time of purchase. The fund’s portfolio managers identify potential investments through extensive fundamental and macro research conducted by the team’s dedicated sector specialists and primary portfolio managers.

The fund focuses on individual stock selection to position the fund in stocks priced at a large discount to the portfolio managers’ view of their intrinsic value and a capital allocation discipline guided by market dislocations.

The portfolio managers use an opportunistic value style in an attempt to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. To do this, the portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst, and competitive advantages as some of the factors in the valuation assessment.

Global Challenges Constrained Market Performance

Stocks plunged in the weeks before the start of the reporting period when Chinese authorities devaluated the country’s currency, exacerbating fears about slowing global growth. The market decline persisted through most of September, but an October rally put the Index into positive territory for the reporting period. Nonetheless, stock prices remained volatile over the remainder of 2015.

In January 2016, disappointing economic data in China sparked renewed weakness in commodity prices, sending crude oil to multi-year lows. Moreover, U.S. investors worried that a December 2015 increase in short-term interest rates might weigh on the domestic economy. Consequently, midcap stocks fell sharply in January. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings helped trigger a rebound later in the month, enabling the Index to end the reporting period with a relatively moderate loss. Midcap stocks generally lagged their large-cap counterparts, but value-oriented midcap stocks outperformed midsize growth companies, on average.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Results Hampered by Stock Selections and Style Headwinds

In this volatile environment, investors generally flocked to traditionally defensive stocks and industry groups, and the fund’s research-intensive investment approach experienced some short term shortfalls in stock positioning.

In the financials sector, an unusually sharp drop in interest rates put pressure on interest-sensitive companies such as TD Ameritrade Holding, E-Trade Financial, and Raymond James Financial. Capital markets firm Leucadia National was hurt by declining bond underwriting volumes in the energy sector, and real estate brokerage franchisor Realogy reported disappointing revenue and profit growth. In the consumer discretionary sector, office supplies retailer Staples lost value after regulators opposed a proposed merger. Among information technology companies, storage hardware specialists Western Digital and Seagate Technology struggled with sluggish demand for personal computers, more than offsetting better results from communications equipment producers Lumentum Holdings and Viavi Solutions (formerly JDS Uniphase). The fund’s relative results also were hindered by underweighted exposure to the utilities sector, which we regarded as richly valued.

In contrast, the fund achieved positive contributions to relative performance through underweighted exposure to the hard-hit energy sector, and a timely purchase in liquefied natural gas distributor Cheniere Energy. In the materials sector, gold producers Newmont Mining and Yamana Gold advanced in early 2016 when investors recognized their attractive valuations and the industry group’s historical role as a relatively safe haven during turbulent times.

Finding Attractively Valued Midcap Opportunities

We remain cautiously optimistic regarding the U.S. economy. Domestic economic data has been positive, and we currently expect the sustained economic recovery to continue.

Our research analysts and capital allocation discipline have identified an ample number of attractive opportunities across a variety of industry groups. As of the reporting period’s end, the fund held overweighted exposure to the financials sector, including a diverse array of online brokers, regional banks, and midsize financial services companies. In the information technology sector, we have found semiconductor manufacturers, software developers, and electronics producers that meet our value-oriented investment criteria. We also have maintained overweighted exposure to the industrials sector, including machinery, professional services and electrical equipment makers. On the other hand, we have found relatively few opportunities in the energy, utilities, and consumer staples sectors.

March 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Russell Midcap® Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the

4

performance of those Russell midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Midcap Value Fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.70	$ 9.13	$ 4.20	$ 3.63
Ending value (after expenses)	$ 895.60	$ 892.30	$ 897.00	$ 897.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.07	$ 9.72	$ 4.47	$ 3.87
Ending value (after expenses)	$ 1,018.85	$ 1,015.22	$ 1,020.44	$ 1,021.03

† Expenses are equal to the fund’s annualized expense ratio of 1.21% for Class A, 1.94% for Class C, .89% for Class I and .77% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 29, 2016 (Unaudited)

Common Stocks - 97.9%	Shares		Value ($)
Banks - 3.3%
First Republic Bank	485,738		29,892,317
Signature Bank	128,894	[a]	16,698,218
			46,590,535
Capital Goods - 12.0%
HD Supply Holdings	1,437,274	[a]	39,941,844
Hubbell	425,224		42,250,257
Ingersoll-Rand	664,521		36,920,787
Regal Beloit	597,643		32,619,355
Xylem	484,202		18,113,997
			169,846,240
Commercial & Professional Services - 1.4%
Equifax	193,791		20,324,800
Consumer Durables & Apparel - 2.3%
PVH	409,675		32,425,776
Consumer Services - .9%
Houghton Mifflin Harcourt	657,774	[a]	12,372,729
Diversified Financials - 23.4%
E*TRADE Financial	2,511,407	[a]	58,917,608
Intercontinental Exchange	131,235		31,294,298
Leucadia National	3,897,965		56,325,594
Raymond James Financial	1,099,595		48,206,245
SLM	7,968,765	[a]	46,537,588
Synchrony Financial	1,881,761	[a]	50,713,459
TD Ameritrade Holding	1,353,045		38,670,026
			330,664,818
Energy - 1.4%
Cheniere Energy	534,291	[a]	19,100,903
Exchange-Traded Funds - .6%
Standard & Poor's Depository Receipts S&P MidCap 400 ETF Trust	34,849	[b]	8,466,216
Food, Beverage & Tobacco - 2.3%
Archer-Daniels-Midland	920,458		32,179,212
Health Care Equipment & Services - 3.3%
Boston Scientific	1,056,907	[a]	17,946,281
MEDNAX	427,173	[a]	28,637,678
			46,583,959
Insurance - 4.1%
Assurant	303,625		21,587,737

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 97.9% (continued)	Shares		Value ($)
Insurance - 4.1% (continued)
FNF Group	1,118,623		36,892,187
			58,479,924
Materials - 6.2%
Mosaic	1,623,057		43,254,469
Newmont Mining	749,938		19,370,899
Valspar	143,123		11,197,944
Yamana Gold	5,118,058		14,535,285
			88,358,597
Media - 3.2%
CBS, Cl. B	791,254		38,280,868
Sinclair Broadcast Group, Cl. A	220,492	[b]	6,806,588
			45,087,456
Pharmaceuticals, Biotechnology & Life Sciences - 8.7%
Agilent Technologies	608,930		22,743,535
Akorn	981,948	[a,b]	26,109,997
Illumina	83,028	[a]	12,474,127
Jazz Pharmaceuticals	238,386	[a]	28,982,970
Mylan	374,273	[a]	16,868,484
Vertex Pharmaceuticals	182,445	[a]	15,597,223
			122,776,336
Retailing - 5.2%
LKQ	429,907	[a]	11,865,433
Staples	4,142,918		39,150,575
Williams-Sonoma	445,335		23,206,407
			74,222,415
Semiconductors & Semiconductor Equipment - 2.5%
Maxim Integrated Products	533,887		18,077,414
United Microelectronics, ADR	8,162,705	[b]	16,896,799
			34,974,213
Software & Services - 3.0%
CoreLogic	222,188	[a]	7,685,483
DST Systems	57,569		6,020,566
Fortinet	252,084	[a]	7,159,186
Intuit	226,030		21,843,539
			42,708,774
Technology Hardware & Equipment - 11.9%
Amphenol, Cl. A	268,390		14,243,457
FEI	525,325		42,677,403
FLIR Systems	548,655		16,986,359

8

Common Stocks - 97.9% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 11.9% (continued)
Ingram Micro, Cl. A	305,396		10,933,177
Keysight Technologies	1,320,705	[a]	34,457,193
Lumentum Holdings	54,536	[a]	1,310,500
Seagate Technology	987,507	[b]	30,968,219
Viavi Solutions	2,482,125	[a]	16,208,276
			167,784,584
Utilities - 2.2%
Calpine	1,298,550	[a]	16,309,788
ITC Holdings	371,674		15,101,115
			31,410,903
Total Common Stocks (cost $1,425,040,677)			1,384,358,390
Master Limited Partnerships - .8%
Diversified Financials - .8%
Blackstone Group LP (cost $8,489,171)	403,456		10,477,752
Other Investment - 1.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $17,460,800)	17,460,800	[c]	17,460,800
Investment of Cash Collateral for Securities Loaned - 1.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $22,507,794)	22,507,794	[c]	22,507,794
Total Investments (cost $1,473,498,442)	101.5%		1,434,804,736
Liabilities, Less Cash and Receivables	(1.5%)		(20,994,336)
Net Assets	100.0%		1,413,810,400

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

LP—Limited Partnership

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $30,286,734 and the value of the collateral held by the fund was $31,052,613, consisting of cash collateral of $22,507,794 and U.S. Government & Agency securities valued at $8,544,819.

c Investment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Diversified Financials	24.2
Capital Goods	12.0
Technology Hardware & Equipment	11.9
Pharmaceuticals, Biotechnology & Life Sciences	8.7
Materials	6.2
Retailing	5.2
Insurance	4.1
Banks	3.3
Health Care Equipment & Services	3.3
Media	3.2
Software & Services	3.0
Money Market Investments	2.8
Semiconductors & Semiconductor Equipment	2.5
Consumer Durables & Apparel	2.3
Food, Beverage & Tobacco	2.3
Utilities	2.2
Commercial & Professional Services	1.4
Energy	1.4
Consumer Services	.9
Exchange-Traded Funds	.6
101.5

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $30,286,734)—Note 1(b):
Unaffiliated issuers	1,433,529,848	1,394,836,142
Affiliated issuers	39,968,594	39,968,594
Cash		829,170
Receivable for investment securities sold		30,240,320
Dividends and securities lending income receivable		1,152,126
Receivable for shares of Common Stock subscribed		468,769
Prepaid expenses		106,532
		1,467,601,653
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,158,170
Payable for investment securities purchased		25,957,669
Liability for securities on loan—Note 1(b)		22,507,794
Payable for shares of Common Stock redeemed		3,672,466
Interest payable—Note 2		141
Accrued expenses		495,013
		53,791,253
Net Assets ($)		1,413,810,400
Composition of Net Assets ($):
Paid-in capital		1,468,759,621
Accumulated undistributed investment income—net		1,299,393
Accumulated net realized gain (loss) on investments		(17,554,908)
Accumulated net unrealized appreciation (depreciation) on investments		(38,693,706)
Net Assets ($)		1,413,810,400

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	817,583,523	80,701,199	499,002,240	16,523,438
Shares Outstanding	29,912,912	3,253,808	18,325,789	605,812
Net Asset Value Per Share ($)	27.33	24.80	27.23	27.27

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $48,186 foreign taxes withheld at source):
Unaffiliated issuers	10,929,118
Affiliated issuers	11,268
Income from securities lending—Note 1(b)	15,551
Interest	1,164
Total Income	10,957,101
Expenses:
Management fee—Note 3(a)	6,502,793
Shareholder servicing costs—Note 3(c)	2,462,902
Distribution fees—Note 3(b)	364,306
Custodian fees—Note 3(c)	71,545
Prospectus and shareholders’ reports	66,329
Directors’ fees and expenses—Note 3(d)	54,959
Registration fees	48,550
Professional fees	36,242
Loan commitment fees—Note 2	15,698
Interest expense—Note 2	7,832
Miscellaneous	23,908
Total Expenses	9,655,064
Less—reduction in fees due to earnings credits—Note 3(c)	(960)
Net Expenses	9,654,104
Investment Income—Net	1,302,997
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(7,699,830)	[a]
Net unrealized appreciation (depreciation) on investments	(182,901,912)
Net Realized and Unrealized Gain (Loss) on Investments	(190,601,742)
Net (Decrease) in Net Assets Resulting from Operations	(189,298,745)

a Includes net realized gain of $10,278,766 for securities redeemed-in-kind.

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Operations ($):
Investment income—net	1,302,997	1,009,372
Net realized gain (loss) on investments	(7,699,830)	364,285,092
Net unrealized appreciation (depreciation) on investments	(182,901,912)	(490,058,264)
Net Increase (Decrease) in Net Assets Resulting from Operations	(189,298,745)	(124,763,800)
Dividends to Shareholders from ($):
Investment income—net:
Class A	-	(1,486,128)
Class I	(378,487)	(3,415,093)
Class Y	(201,480)	(95,271)
Net realized gain on investments:
Class A	(163,514,212)	(134,482,192)
Class C	(18,133,204)	(12,676,901)
Class I	(95,819,994)	(101,601,362)
Class Y	(12,858,707)	(2,100,596)
Total Dividends	(290,906,084)	(255,857,543)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	76,296,074	325,561,801
Class C	8,132,288	32,333,148
Class I	95,422,015	491,709,342
Class Y	6,039,597	74,744,792
Dividends reinvested:
Class A	148,969,230	125,099,846
Class C	14,641,323	9,693,034
Class I	88,032,264	96,450,364
Class Y	12,714,335	1,960,207
Cost of shares redeemed:
Class A	(210,382,046)	(610,472,279)
Class C	(29,512,567)	(20,205,410)
Class Ia	(433,862,932)	(788,832,838)
Class Y	(64,119,504)	(15,214,634)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(287,629,923)	(277,172,627)
Total Increase (Decrease) in Net Assets	(767,834,752)	(657,793,970)
Net Assets ($):
Beginning of Period	2,181,645,152	2,839,439,122
End of Period	1,413,810,400	2,181,645,152
Undistributed investment income—net	1,299,393	576,363

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	2,442,151	8,137,340
Shares issued for dividends reinvested	5,163,578	3,215,108
Shares redeemed	(6,679,729)	(15,199,740)
Net Increase (Decrease) in Shares Outstanding	926,000	(3,847,292)
Class C
Shares sold	288,641	866,037
Shares issued for dividends reinvested	558,403	267,394
Shares redeemed	(998,922)	(543,447)
Net Increase (Decrease) in Shares Outstanding	(151,878)	589,984
Class I
Shares sold	3,091,774	12,271,844
Shares issued for dividends reinvested	3,065,190	2,493,547
Shares redeemed[a]	(12,644,689)	(19,773,668)
Net Increase (Decrease) in Shares Outstanding	(6,487,725)	(5,008,277)
Class Y
Shares sold	206,301	1,897,175
Shares issued for dividends reinvested	442,084	50,573
Shares redeemed	(2,192,451)	(380,984)
Net Increase (Decrease) in Shares Outstanding	(1,544,066)	1,566,764

[a] During the period ended February 29, 2016, 6,020,293 shares amounting to $216,790,748 were redeemed-in-kind resulting in a net realized gain on investments of $10,278,766.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
February 29, 2016		Year Ended August 31,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	36.97	43.17	38.27	29.47	31.19	26.65
Investment Operations:
Investment income (loss)—net [a]	.01	(.02)	.05	.03	.07	.22
Net realized and unrealized gain (loss) on investments	(3.55)	(1.79)	9.10	8.83	3.34	4.32
Total from Investment Operations	(3.54)	(1.81)	9.15	8.86	3.41	4.54
Distributions:
Dividends from investment income—net	-	(.05)	-	(.06)	(.23)	-
Dividends from net realized gain on investments	(6.10)	(4.34)	(4.25)	-	(4.90)	-
Total Distributions	(6.10)	(4.39)	(4.25)	(.06)	(5.13)	-
Net asset value, end of period	27.33	36.97	43.17	38.27	29.47	31.19
Total Return (%)[b]	(10.44)[c]	(4.72)	25.32	30.11	13.44	17.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21[d]	1.18	1.15	1.18	1.22	1.17
Ratio of net expenses to average net assets	1.21 [d]	1.18	1.15	1.18	1.22	1.17
Ratio of net investment income (loss) to average net assets	.07 [d]	(.05)	.12	.08	.25	.64
Portfolio Turnover Rate	54.64 [c]	74.05	67.49	91.31	71.25	114.02
Net Assets, end of period ($ x 1,000)	817,584	1,071,713	1,417,535	1,079,346	979,628	1,057,495

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	34.26	40.55	36.44	28.22	30.24	26.05
Investment Operations:
Investment (loss)—net [a]	(.10)	(.29)	(.26)	(.24)	(.16)	(.16)
Net realized and unrealized gain (loss) on investments	(3.26)	(1.66)	8.62	8.46	3.20	4.35
Total from Investment Operations	(3.36)	(1.95)	8.36	8.22	3.04	4.19
Distributions:
Dividends from investment income—net	-	-	-	-	(.16)	-
Dividends from net realized gain on investments	(6.10)	(4.34)	(4.25)	-	(4.90)	-
Total Distributions	(6.10)	(4.34)	(4.25)	-	(5.06)	-
Net asset value, end of period	24.80	34.26	40.55	36.44	28.22	30.24
Total Return (%)[b]	(10.77)[c]	(5.41)	24.35	29.13	12.48	16.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94[d]	1.90	1.92	1.97	2.03	2.00
Ratio of net expenses to average net assets	1.94 [d]	1.90	1.92	1.97	2.03	2.00
Ratio of net investment (loss) to average net assets	(.66) [d]	(.77)	(.66)	(.72)	(.56)	(.48)
Portfolio Turnover Rate	54.64 [c]	74.05	67.49	91.31	71.25	114.02
Net Assets, end of period ($ x 1,000)	80,701	116,683	114,179	46,708	22,538	22,343

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	36.83	43.01	38.12	29.38	31.21	26.61
Investment Operations:
Investment income—net[a]	.05	.09	.15	.10	.14	.18
Net realized and unrealized gain (loss) on investments	(3.53)	(1.78)	9.07	8.77	3.32	4.42
Total from Investment Operations	(3.48)	(1.69)	9.22	8.87	3.46	4.60
Distributions:
Dividends from investment income—net	(.02)	(.15)	(.08)	(.13)	(.39)	-
Dividends from net realized gain on investments	(6.10)	(4.34)	(4.25)	-	(4.90)	-
Total Distributions	(6.12)	(4.49)	(4.33)	(.13)	(5.29)	-
Net asset value, end of period	27.23	36.83	43.01	38.12	29.38	31.21
Total Return (%)	(10.30) [b]	(4.43)	25.62	30.26	13.71	17.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89 [c]	.89	.90	.97	1.00	.96
Ratio of net expenses to average net assets	.89 [c]	.89	.90	.97	1.00	.96
Ratio of net investment income to average net assets	.35 [c]	.22	.37	.27	.48	.53
Portfolio Turnover Rate	54.64[b]	74.05	67.49	91.31	71.25	114.02
Net Assets, end of period ($ x 1,000)	499,002	913,852	1,282,578	856,830	155,210	80,041

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class Y Shares	(Unaudited)	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	36.93	43.12	38.12	37.48
Investment Operations:
Investment income—net[b]	.08	.13	.19	.02
Net realized and unrealized gain (loss) on investments	(3.54)	(1.78)	9.17	.62
Total from Investment Operations	(3.46)	(1.65)	9.36	.64
Distributions:
Dividends from investment income—net	(.10)	(.20)	(.11)	-
Dividends from net realized gain on investments	(6.10)	(4.34)	(4.25)	-
Total Distributions	(6.20)	(4.54)	(4.36)	-
Net asset value, end of period	27.27	36.93	43.12	38.12
Total Return (%)	(10.22)[c]	(4.34)	26.02	1.74[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77[d]	.80	.83	.80[d]
Ratio of net expenses to average net assets	.77 [d]	.80	.83	.80[d]
Ratio of net investment income to average net assets	.52 [d]	.30	.50	.33[d]
Portfolio Turnover Rate	54.64 [c]	74.05	67.49	91.31
Net Assets, end of period ($ x 1,000)	16,523	79,397	25,147	1

a  From July 1, 2013 (commencement of initial offering) to August 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Midcap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to surpass the performance of the Russell Midcap® Value Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized), Class I (125 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

20

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2016 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,344,460,090	-	-	1,344,460,090
Equity Securities - Foreign Common Stocks†	31,432,084	-	-	31,432,084
Exchange-Traded Funds	8,466,216	-	-	8,466,216
Limited Partnership Interest†	10,477,752	-	-	10,477,752
Mutual Funds	39,968,594	-	-	39,968,594

† See Statement of Investments for additional detailed categorizations.

At February 29, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the

22

borrower and the collateral. During the period ended February 29, 2016, The Bank of New York Mellon earned $5,183 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 29, 2016 were as follows:

Affiliated Investment Company	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 2/29/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	18,497,781	362,050,841	363,087,822	17,460,800	1.2
Dreyfus Institutional Cash Advantage Fund	-	182,510,975	160,003,181	22,507,794	1.6
Total	18,497,781	544,561,816	523,091,003	39,968,594	2.8

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2015 was as follows: ordinary income $68,462,559 and long–term capital gains $187,394,984. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016, was approximately $1,210,400 with a related weighted average annualized interest rate of 1.30%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

During the period ended February 29, 2016, the Distributor retained $6,822 from commissions earned on sales of the fund’s Class A shares and $6,861 from CDSCs on redemptions of the fund’s Class C shares.

24

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2016, Class C shares were charged $364,306 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2016, Class A and Class C shares were charged $1,164,020 and $121,435, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2016, the fund was charged $57,094 for transfer agency services and $4,279 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $960.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2016, the fund was charged $71,545 pursuant to the custody agreement.

During the period ended February 29, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $822,248, Distribution Plan fees $46,955, Shareholder Services Plan fees $174,166, custodian fees $87,416, Chief Compliance Officer fees $4,412 and transfer agency fees $22,973.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2016, amounted to $948,549,548 and $1,528,266,738, respectively.

At February 29, 2016, accumulated net unrealized depreciation on investments was $38,693,706, consisting of $133,658,432 gross unrealized appreciation and $172,352,138 gross unrealized depreciation.

At February 29, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 17-18, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians, except for the ten-year period when performance was above the medians, but noted the relative proximity to the Performance Universe median in certain periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the return of the index in five of the ten years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance

28

of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreement only through September 30, 2016.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement through September 30, 2016.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

Dreyfus Opportunistic Midcap Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	Class A: DMCVX Class C: DVLCX Class I: DVLIX Class Y: DMCYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0258SA0216

Dreyfus Opportunistic Small Cap Fund

SEMIANNUAL REPORT February 29, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Opportunistic Small Cap Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic Small Cap Fund, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

March 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015, through February 29, 2016, as provided by David A. Daglio, James Boyd, and Dale Dutile, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, Dreyfus Opportunistic Small Cap Fund produced a total return of -14.31%.1 In comparison, the fund’s benchmark, the Russell 2000® Index (the “Index”), produced a total return of -10.16%.2

Small-cap stocks generally posted negative returns over the reporting period amid concerns that global economic instability might dampen U.S. growth. Shortfalls in the financials, health care, and industrials sectors undermined the fund’s results compared to the Index.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s team of portfolio managers uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company, and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects, and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio manager’s economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward-to-risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

Global Challenges Constrained Market Performance

Stocks plunged over the second half of September 2015 amid intensifying fears about slowing global growth. An October rally put the Index into positive territory for the month, but stock prices remained volatile over the remainder of 2015. In January 2016, disappointing economic data in China sparked renewed weakness in commodity prices, and U.S. investors worried that a December 2015 increase in short-term interest rates might weigh on the domestic economy. Consequently, small-cap stocks fell sharply in January. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings helped trigger a rebound later in the month, offsetting some of the Index’s previous losses. Small-cap stocks generally lagged their large- and mid-cap counterparts.

Fund Results Hampered by Stock Selections and Style Headwinds

In this volatile environment, investors generally favored larger stocks in traditionally defensive industry groups, and the fund’s research-intensive investment approach weighed on relative performance.

3

DISCUSSION OF FUND PERFORMANCE (continued)

In the financials sector, an unusually sharp drop in interest rates put pressure on interest-sensitive companies such as SVB Financial Group. Internet banking services provider BofI Holding was hurt by a whistleblower lawsuit, and savings-and-loan EverBank Financial fell when investors grew concerned about the quality of its mortgage underwriting. Real estate brokerage franchisor Realogy reported disappointing revenue and profit growth.

In the health care sector, risk-averse investors punished the stocks of drug developers Flamel Technologies, GW Pharmaceuticals and Revance Therapeutics despite no significant change in the companies’ underlying fundamentals. Among industrial stocks, marine shipping companies Scorpio Bulkers and Diana Shipping struggled with waning demand and falling freight rates.

In contrast, the fund achieved positive contributions to relative performance in the materials sector, where gold producers New Gold and Yamana Gold advanced in early 2016 when investors recognized their attractive valuations and the industry group’s historical role as a relatively safe haven during turbulent times. Winners in the information technology sector included electronics producers, such as OLED lighting specialist Universal Display and communications equipment makers Lumentum Holdings and Viavi Solutions (together, formerly JDS Uniphase). Limited exposure to the energy sector enabled the fund to cushion the impact of steep declines among oil-and-gas producers.

Finding Attractive Small-Cap Opportunities

We remain cautiously optimistic regarding the U.S. economy. Domestic economic data recently has been positive, and we currently expect the economic recovery to continue.

As of the reporting period’s end, the fund held overweighted exposure to the financials sector, with the notable exception of real estate investment trusts. In the information technology sector, we have found semiconductor manufacturers, software developers, and electronics producers that meet our investment criteria. We also have maintained overweighted exposure to the industrials sector, including trucking, building products, electrical equipment, and temporary employment companies. On the other hand, we have found relatively few opportunities in the energy, utilities, and consumer staples sectors.

March 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.

The Russell 2000® Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Small Cap Fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016

Expenses paid per $1,000†	$ 5.17
Ending value (after expenses)	$ 856.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016

Expenses paid per $1,000†	$ 5.62
Ending value (after expenses)	$ 1,019.29

† Expenses are equal to the fund’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
February 29, 2016 (Unaudited)

Common Stocks - 99.9%	Shares		Value ($)
Banks - 15.1%
Ameris Bancorp	310,535		8,381,340
Columbia Banking System	305,731		8,814,225
FCB Financial Holdings, Cl. A	488,187	[a]	14,650,492
First Busey	155,770		2,951,841
First Interstate BancSystem, Cl. A	341,234		9,145,071
Pinnacle Financial Partners	234,502	[b]	10,873,858
Simmons First National, Cl. A	100,593		4,143,426
South State	185,115		11,560,432
SVB Financial Group	238,189	[a]	21,163,093
Talmer Bancorp, Cl. A	947,988		15,926,198
			107,609,976
Capital Goods - 5.8%
Altra Industrial Motion	139,009		3,379,309
CLARCOR	147,579		7,104,453
Encore Wire	190,938		6,900,499
Simpson Manufacturing	428,396		14,539,760
Thermon Group Holdings	554,134	[a]	9,392,571
			41,316,592
Commercial & Professional Services - 8.6%
Herman Miller	234,077		6,107,069
HNI	141,952		4,799,397
Huron Consulting Group	62,436	[a]	3,466,447
Interface	840,318		13,361,056
Knoll	130,974		2,501,603
Korn/Ferry International	291,204		8,276,018
Steelcase, Cl. A	534,341		6,673,919
TrueBlue	697,689	[a]	16,011,963
			61,197,472
Consumer Durables & Apparel - 1.6%
WCI Communities	663,742	[a]	11,449,549
Consumer Services - 1.9%
Fogo De Chao	137,307	[b]	2,196,912
Houghton Mifflin Harcourt	368,410	[a]	6,929,792
Potbelly	365,932	[a]	4,592,447
			13,719,151
Diversified Financials - 4.7%
FNFV Group	625,170	[a]	6,357,979

6

Common Stocks - 99.9% (continued)	Shares		Value ($)
Diversified Financials - 4.7% (continued)
Raymond James Financial	267,038		11,706,946
SLM	2,624,503	[a]	15,327,097
			33,392,022
Exchange-Traded Funds - 1.6%
iShares Russell 2000 ETF	109,527	[b]	11,251,709
Insurance - 2.0%
Primerica	329,174	[b]	13,887,851
Materials - 7.2%
Methanex	587,284	[b]	18,599,284
New Gold	4,693,386	[a,b]	15,910,579
OMNOVA Solutions	1,104,502	[a]	5,787,591
Yamana Gold	3,956,878		11,237,534
			51,534,988
Media - 6.0%
Media General	456,787	[a]	7,591,800
Nexstar Broadcasting Group, Cl. A	351,317	[b]	15,696,844
Sinclair Broadcast Group, Cl. A	627,120	[b]	19,359,194
			42,647,838
Pharmaceuticals, Biotechnology & Life Sciences - 10.9%
Emergent BioSolutions	249,394	[a]	8,436,999
Flamel Technologies, ADR	1,576,995	[a]	13,767,166
Flexion Therapeutics	156,494	[a]	1,479,651
GW Pharmaceuticals, ADR	404,690	[a,b]	16,632,759
Revance Therapeutics	635,395	[a,b]	11,236,961
Sangamo BioSciences	858,511	[a,b]	4,498,598
TherapeuticsMD	3,505,401	[a,b]	21,418,000
			77,470,134
Real Estate - 1.7%
American Residential Properties	340,080	[c]	5,403,871
Ladder Capital, Cl. A	653,009		6,752,113
			12,155,984
Retailing - 2.2%
Lithia Motors, Cl. A	128,566		11,920,640
Vitamin Shoppe	133,196	[a]	3,674,878
			15,595,518
Semiconductors & Semiconductor Equipment - 7.1%
Applied Micro Circuits	1,792,249	[a]	10,359,199
Mellanox Technologies	317,544	[a]	16,134,411
Microsemi	268,416	[a]	9,295,246

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.9% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 7.1% (continued)
Veeco Instruments	810,066	[a]	15,026,724
			50,815,580
Software & Services - 6.6%
CommVault Systems	410,956	[a]	15,398,521
CoreLogic	533,085	[a]	18,439,410
Infoblox	860,407	[a]	13,319,100
			47,157,031
Technology Hardware & Equipment - 13.7%
Ciena	697,269	[a]	14,294,014
FEI	111,529		9,060,616
Jabil Circuit	139,313		2,904,676
Keysight Technologies	146,229	[a]	3,815,115
Lumentum Holdings	363,101		8,725,317
Methode Electronics	428,572		12,244,302
ScanSource	343,960	[a]	12,860,664
Sierra Wireless	533,836	[a,b]	7,057,312
Tech Data	51,112	[a,b]	3,598,796
Universal Display	292,459	[a,b]	13,973,691
Viavi Solutions	1,441,408	[a]	9,412,394
			97,946,897
Transportation - 3.2%
ArcBest	222,104		4,346,575
Knight Transportation	523,983		12,696,108
Werner Enterprises	204,879		5,439,537
			22,482,220
Total Common Stocks (cost $717,873,988)			711,630,512
Other Investment - .6%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $4,343,307)	4,343,307	[d]	4,343,307

8

Investment of Cash Collateral for Securities Loaned - 10.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $71,412,040)	71,412,040	[d]	71,412,040
Total Investments (cost $793,629,335)	110.5%		787,385,859
Liabilities, Less Cash and Receivables	(10.5%)		(74,688,986)
Net Assets	100.0%		712,696,873

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $76,096,285 and the value of the collateral held by the fund was $77,027,704, consisting of cash collateral of $71,412,040 and U.S. Government & Agency securities valued at $5,615,664.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	15.1
Technology Hardware & Equipment	13.7
Pharmaceuticals, Biotechnology & Life Sciences	10.9
Money Market Investments	10.6
Commercial & Professional Services	8.6
Materials	7.2
Semiconductors & Semiconductor Equipment	7.1
Software & Services	6.6
Media	6.0
Capital Goods	5.8
Diversified Financials	4.7
Transportation	3.2
Retailing	2.2
Insurance	2.0
Consumer Services	1.9
Real Estate	1.7
Consumer Durables & Apparel	1.6
Exchange-Traded Funds	1.6
110.5

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $76,096,285)—Note 1(b):
Unaffiliated issuers	717,873,988	711,630,512
Affiliated issuers	75,755,347	75,755,347
Cash		388,593
Receivable for investment securities sold		5,361,350
Receivable for shares of Common Stock subscribed		467,320
Dividends and securities lending income receivable		169,264
Prepaid expenses		41,086
		793,813,472
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		645,773
Liability for securities on loan—Note 1(b)		71,412,040
Payable for investment securities purchased		8,286,438
Payable for shares of Common Stock redeemed		651,499
Accrued expenses		120,849
		81,116,599
Net Assets ($)		712,696,873
Composition of Net Assets ($):
Paid-in capital		767,953,784
Accumulated investment (loss)—net		(7,240,042)
Accumulated net realized gain (loss) on investments		(41,773,393)
Accumulated net unrealized appreciation (depreciation) on investments		(6,243,476)
Net Assets ($)		712,696,873
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		28,420,419
Net Asset Value Per Share ($)		25.08

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $19,709 foreign taxes withheld at source):
Unaffiliated issuers	3,910,733
Affiliated issuers	5,724
Income from securities lending—Note 1(b)	197,556
Interest	239
Total Income	4,114,252
Expenses:
Management fee—Note 3(a)	3,077,165
Shareholder servicing costs—Note 3(b)	1,323,240
Custodian fees—Note 3(b)	51,231
Directors’ fees and expenses—Note 3(c)	38,262
Professional fees	29,616
Prospectus and shareholders’ reports	20,604
Registration fees	15,680
Interest expense—Note 2	8,619
Loan commitment fees—Note 2	6,895
Miscellaneous	14,978
Total Expenses	4,586,290
Less—reduction in fees due to earnings credits—Note 3(b)	(884)
Net Expenses	4,585,406
Investment (Loss)—Net	(471,154)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(15,566,277)
Net unrealized appreciation (depreciation) on investments	(107,641,653)
Net Realized and Unrealized Gain (Loss) on Investments	(123,207,930)
Net (Decrease) in Net Assets Resulting from Operations	(123,679,084)

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Operations ($):
Investment (loss)—net	(471,154)	(3,844,450)
Net realized gain (loss) on investments	(15,566,277)	28,084,691
Net unrealized appreciation (depreciation) on investments	(107,641,653)	(56,776,643)
Net Increase (Decrease) in Net Assets Resulting from Operations	(123,679,084)	(32,536,402)
Dividends to Shareholders from ($):
Investment income—net	(2,920,964)	-
Net realized gain on investments	(30,554,710)	(136,261,066)
Total Dividends	(33,475,674)	(136,261,066)
Capital Stock Transactions ($):
Net proceeds from shares sold	106,369,385	278,711,391
Dividends reinvested	25,215,603	110,475,587
Cost of shares redeemed[a]	(201,968,745)	(442,670,410)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(70,383,757)	(53,483,432)
Total Increase (Decrease) in Net Assets	(227,538,515)	(222,280,900)
Net Assets ($):
Beginning of Period	940,235,388	1,162,516,288
End of Period	712,696,873	940,235,388
Accumulated investment (loss)—net	(7,240,042)	(3,847,924)
Capital Share Transactions (Shares):
Shares sold	3,769,052	8,621,489
Shares issued for dividends reinvested	867,410	3,648,467
Shares redeemed[a]	(7,092,797)	(13,799,475)
Net Increase (Decrease) in Shares Outstanding	(2,456,335)	(1,529,519)

[a] During the period ended August 31, 2015, 7,011,133 shares amounting to $223,795,369 were redeemed-in-kind resulting in a net realized gain on investments of $8,264,606.

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
February 29, 2016		Year Ended August 31,
(Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	30.45	35.87	34.70	26.02	24.90	22.49
Investment Operations:
Investment (loss)—net[a]	(.02)	(.13)	(.13)	(.09)	(.13)	(.07)
Net realized and unrealized gain (loss) on investments	(4.18)	.17	5.70	8.77	4.27	2.97
Total from Investment Operations	(4.20)	.04	5.57	8.68	4.14	2.90
Distributions:
Dividends from investment income—net	(.10)	-	-	-	-	(.00)[b]
Dividends from net realized gain on investments	(1.07)	(5.46)	(4.40)	-	(3.02)	(.49)
Total Distributions	(1.17)	(5.46)	(4.40)	-	(3.02)	(.49)
Net asset value, end of period	25.08	30.45	35.87	34.70	26.02	24.90
Total Return (%)	(14.31)[c]	.18	16.95	33.36	18.81	12.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12[d]	1.09	1.10	1.13	1.19	1.16
Ratio of net expenses to average net assets	1.12[d]	1.09	1.10	1.13	1.19	1.16
Ratio of net investment (loss) to average net assets	(.11)[d]	(.41)	(.35)	(.29)	(.52)	(.23)
Portfolio Turnover Rate	39.72[c]	74.06	88.69	94.62	85.92	123.29
Net Assets, end of period ($ x 1,000)	712,697	940,235	1,162,516	850,685	595,337	573,898

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

14

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	617,174,169	-	-	617,174,169
Equity Securities—Foreign Common Stocks†	83,204,634	-	-	83,204,634
Exchange—Traded Funds	11,251,709	-	-	11,251,709
Mutual Funds	75,755,347	-	-	75,755,347

† See Statement of Investments for additional detailed categorizations.

At February 29, 2016, there were no transfers between levels of the fair value hierarchy.

16

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 29, 2016, The Bank of New York Mellon earned $42,807 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 29, 2016 were as follows:

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Affiliated Investment Company	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 2/29/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	5,945,821	139,254,846	140,857,360	4,343,307.6
Dreyfus Institutional Cash Advantage Fund	69,388,897	226,472,299	224,449,156	71,412,040	10.0
Total	75,334,718	365,727,145	365,306,516	75,755,347	10.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous

18

statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s merger with Dreyfus Emerging Leaders Fund, capital losses of $8,881,215 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, these acquired capital losses expire in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2015 was as follows: ordinary income $37,560,707 and long-term capital gains $98,700,359. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016 was approximately $1,492,900 with a related weighted average annualized interest rate of 1.16%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2016, the fund was charged $1,025,722 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2016, the fund was charged $60,380 for transfer agency services and $3,925 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $884.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2016, the fund was charged $51,231 pursuant to the custody agreement.

During the period ended February 29, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $415,275, Shareholder Services Plan fees $138,425, custodian fees $68,132, Chief Compliance Officer fees $4,412 and transfer agency fees $19,529.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2016, amounted to $329,149,261 and $426,673,461, respectively.

20

At February 29, 2016, accumulated net unrealized depreciation on investments was $6,243,476, consisting of $68,823,071 gross unrealized appreciation and $75,066,547 gross unrealized depreciation.

At February 29, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

21

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 17-18, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for

22

various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group median for all periods (and in the first quartile for four periods), except for the two-year period, and above the Performance Universe median for all periods, except the two- and five-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group) and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows:

24

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

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For More Information

Dreyfus Opportunistic Small Cap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: DSCVX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0253SA0216

Dreyfus Opportunistic U.S. Stock Fund

SEMIANNUAL REPORT February 29, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Opportunistic U.S. Stock Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic U.S. Stock Fund, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

March 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015, through February 29, 2016, as provided by David A. Daglio and Elizabeth Slover, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, Dreyfus Opportunistic U.S. Stock Fund’s Class A shares produced a total return of -9.43%, Class C shares returned -9.72%, Class I shares returned -9.26%, and Class Y shares returned -9.31%.1 In comparison, the fund’s benchmark, the Russell 3000® Index (the “Index”), produced a total return of -2.68%.2

Equities generally posted negative returns over the reporting period amid global economic concerns. Shortfalls in the financials, health care, and information technology sectors undermined the fund’s results compared to its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. The fund normally invests at least 80% of its assets in the stocks of publicly traded companies located in the United States. The fund may invest in the stocks of companies of any market capitalization and may hold growth or value stocks or a blend of both.

Stocks are selected for the fund’s portfolio based on a combination of fundamental, bottom-up research, macro insights, and risk management. With support from a team of research analysts, we use a disciplined, opportunistic investment approach to identify stocks of companies that we believe to be attractive from a valuation and fundamental standpoint, including those that are trading materially below our estimate of intrinsic market value, those that have strong or improving fundamentals, and those that have a revaluation catalyst. We focus on understanding the current fundamentals driving a company’s profits and cash flow, valuing the liabilities most likely to impact the company’s business, and evaluating business conditions most likely to affect the company’s prospects for future growth.

Global Challenges Constrained Market Performance

Stocks across all capitalization ranges plunged in the weeks before the start of the reporting period when Chinese authorities devaluated the country’s currency, exacerbating fears about slowing global growth. Global economic concerns and falling energy prices continued to raise questions about the sustainability of the U.S. recovery, and stock prices remained volatile over the remainder of 2015.

In January 2016, disappointing economic data in China sparked renewed weakness in commodity prices, sending crude oil to multi-year lows. Investors again grew concerned about the potential impact of China’s economic troubles on the United States. Moreover, U.S. investors worried that a December 2015 increase in short-term interest rates might weigh on the domestic economy. Consequently, U.S. stocks fell sharply in January. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings helped trigger a rebound later in the month, enabling the Index to end the reporting period with a moderate loss.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Results Hampered by Stock Selections

In this volatile environment, investors generally flocked to traditionally defensive stocks and industry groups, seemingly regardless of their underlying business fundamentals, and the fund’s research-intensive investment approach experienced some short-term shortfalls in stock positioning.

In the financials sector, an unusually sharp drop in interest rates put pressure on interest-sensitive companies such as Goldman Sachs Group, E-Trade Financial, and Charles Schwab. Small-cap health care companies also were caught in the market downdraft and, despite no significant change in underlying fundamentals, risk-averse investors punished the stocks of generic drugmaker Mylan and early-stage drug developers Flamel Technologies and Jazz Pharmaceuticals. In the information technology sector, smaller software companies such as enterprise networking specialist Infoblox also were hurt by investors’ preference for large-cap equities while security software developer Fortinet encountered a pause in previously strong order growth trends.

The fund achieved better relative results from some of its large-cap holdings, including market leaders Amazon.com and Alphabet (formerly Google). Limited exposure to the energy sector enabled the fund to cushion the impact of steep declines among oil-and-gas producers. Other top performers included specialty retailer ULTA Salon, Cosmetics & Fragrance, which reported strong sales growth.

Finding Opportunities in All Capitalization Ranges

We remain cautiously optimistic regarding the U.S. economy. Despite ongoing overseas challenges, domestic economic data has been positive, and we currently expect the sustained economic recovery to continue.

Our research analysts have identified an ample number of attractive opportunities across a variety of industry groups. We have emphasized companies that, in our judgment, have relatively little exposure to the turmoil currently affecting China and global industrial companies. As of the reporting period’s end, the fund held overweighted exposure to the financials sector, where in our view a number of companies are attractively valued and misunderstood, and the information technology sector, where secular growth trends are at work in software development, cloud computing, personal and industrial electronics, and communications equipment manufacturing. In contrast, we have found relatively few opportunities in the energy, consumer discretionary, and utilities sectors.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

4

These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 3000® Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic U.S. Stock Fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.69	$9.23	4.51	$4.50
Ending value (after expenses)	$905.70	$902.80	907.40	$906.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.02	$9.77	$4.77	$4.77
Ending value (after expenses)	$1,018.90	$1,015.17	$1,020.14	$1,020.14

† Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C, .95% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 29, 2016 (Unaudited)

Common Stocks - 99.4%	Shares		Value ($)
Banks - 8.7%
First Republic Bank	10,129		623,339
Signature Bank	5,866	[a]	759,940
SVB Financial Group	12,472	[a]	1,108,137
			2,491,416
Capital Goods - 4.0%
Honeywell International	11,401		1,155,491
Commercial & Professional Services - 3.8%
Korn/Ferry International	30,130		856,295
Steelcase, Cl. A	19,918		248,776
			1,105,071
Diversified Financials - 19.4%
BlackRock	2,988		932,136
Charles Schwab	37,006		927,000
E*TRADE Financial	54,068	[a]	1,268,435
Goldman Sachs Group	6,115		914,376
Intercontinental Exchange	1,685		401,805
Synchrony Financial	42,438	[a]	1,143,704
			5,587,456
Food, Beverage & Tobacco - 5.8%
ConAgra Foods	7,769		326,764
Mondelez International, Cl. A	16,653		674,946
PepsiCo	6,840		669,089
			1,670,799
Insurance - 3.3%
FNF Group	28,312		933,730
Materials - 5.0%
Mosaic	21,842		582,089
Valspar	11,057		865,100
			1,447,189
Media - 3.3%
CBS, Cl. B	11,054		534,793
Interpublic Group of Companies	19,850		424,592
			959,385
Pharmaceuticals, Biotechnology & Life Sciences - 10.9%
Bristol-Myers Squibb	11,323		701,233
Eli Lilly & Co.	10,459		753,048
Flamel Technologies, ADR	23,993	[a]	209,459

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.4% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 10.9% (continued)
Illumina	2,166	[a]	325,420
Jazz Pharmaceuticals	4,408	[a]	535,925
Mylan	13,450	[a]	606,191
			3,131,276
Retailing - 4.6%
Amazon.com	1,462	[a]	807,784
Ulta Salon Cosmetics & Fragrance	3,114	[a]	514,402
			1,322,186
Semiconductors & Semiconductor Equipment - 5.0%
Mellanox Technologies	7,343	[a]	373,098
Veeco Instruments	23,904	[a]	443,419
Xilinx	13,309		628,451
			1,444,968
Software & Services - 14.2%
Alphabet, Cl. C	1,500	[a]	1,046,655
Fortinet	20,477	[a]	581,547
Infoblox	40,747	[a]	630,764
Oracle	27,595		1,014,944
Visa, Cl. A	11,064		800,923
			4,074,833
Technology Hardware & Equipment - 11.4%
Amphenol, Cl. A	9,168		486,545
Apple	9,185		888,097
Ciena	27,725	[a]	568,363
Methode Electronics	22,390		639,682
Universal Display	14,560	[a]	695,677
			3,278,364
Total Common Stocks (cost $29,517,873)			28,602,164

8

Other Investment - .3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $79,947)	79,947	[b]	79,947
Investment of Cash Collateral for Securities Loaned - 2.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $585,856)	585,856	[b,c]	585,856
Total Investments (cost $30,183,676)	101.7%		29,267,967
Liabilities, Less Cash and Receivables	(1.7%)		(489,001)
Net Assets	100.0%		28,778,966

ADR—American Depository Receipt

a Non-income producing security.

b Investment in affiliated money market mutual fund.

c At February 29, 2016, the fund’s security on loan was sold with an outstanding collateral valued at $585,856.

Portfolio Summary (Unaudited) †	Value (%)
Diversified Financials	19.4
Software & Services	14.2
Technology Hardware & Equipment	11.4
Pharmaceuticals, Biotechnology & Life Sciences	10.9
Banks	8.7
Food, Beverage & Tobacco	5.8
Materials	5.0
Semiconductors & Semiconductor Equipment	5.0
Retailing	4.6
Capital Goods	4.0
Commercial & Professional Services	3.8
Insurance	3.3
Media	3.3
Money Market Investments	2.3
101.7

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	29,517,873	28,602,164
Affiliated issuers	665,803	665,803
Cash		2,823
Receivable for investment securities sold		1,058,243
Receivable for shares of Common Stock subscribed		44,085
Dividends and securities lending income receivable		25,274
Prepaid expenses		37,972
		30,436,364
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		25,044
Payable for investment securities purchased		1,013,650
Liability for securities on loan—Note 1(b)		585,856
Payable for shares of Common Stock redeemed		100
Accrued expenses		32,748
		1,657,398
Net Assets ($)		28,778,966
Composition of Net Assets ($):
Paid-in capital		32,109,733
Accumulated investment (loss)—net		(10,070)
Accumulated net realized gain (loss) on investments		(2,404,988)
Accumulated net unrealized appreciation (depreciation) on investments		(915,709)
Net Assets ($)		28,778,966

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	18,145,983	3,385,539	7,246,595	849.48
Shares Outstanding	1,046,899	201,191	414,609	48.59
Net Asset Value Per Share ($)	17.33	16.83	17.48	17.48

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	183,473
Affiliated issuers	195
Income from securities lending—Note 1(b)	1,325
Total Income	184,993
Expenses:
Management fee—Note 3(a)	122,474
Shareholder servicing costs—Note 3(c)	43,165
Registration fees	30,126
Professional fees	24,424
Distribution fees—Note 3(b)	10,802
Prospectus and shareholders’ reports	5,285
Custodian fees—Note 3(c)	4,633
Directors’ fees and expenses—Note 3(d)	1,484
Loan commitment fees—Note 2	313
Interest expense—Note 2	222
Miscellaneous	13,453
Total Expenses	256,381
Less—reduction in expenses due to undertaking—Note 3(a)	(61,262)
Less—reduction in fees due to earnings credits—Note 3(c)	(56)
Net Expenses	195,063
Investment (Loss)—Net	(10,070)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,378,917)
Net unrealized appreciation (depreciation) on investments	(1,430,734)
Net Realized and Unrealized Gain (Loss) on Investments	(3,809,651)
Net (Decrease) in Net Assets Resulting from Operations	(3,819,721)

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	[a]
Operations ($):
Investment (loss)—net	(10,070)	(47,713)
Net realized gain (loss) on investments	(2,378,917)	1,270,648
Net unrealized appreciation (depreciation) on investments	(1,430,734)	(1,874,142)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,819,721)	(651,207)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(662,767)	(675,244)
Class C	(100,279)	(44,845)
Class I	(385,925)	(264,021)
Class Y	(31)	-
Total Dividends	(1,149,002)	(984,110)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,667,799	14,045,615
Class C	2,070,614	1,503,448
Class I	5,001,833	3,494,463
Class Y	-	1,000
Dividends reinvested:
Class A	659,450	670,979
Class C	99,756	43,988
Class I	229,916	8,670
Cost of shares redeemed:
Class A	(7,446,587)	(7,702,320)
Class C	(217,640)	(251,226)
Class I	(4,538,543)	(152,058)
Increase (Decrease) in Net Assets from Capital Stock Transactions	2,526,598	11,662,559
Total Increase (Decrease) in Net Assets	(2,442,125)	10,027,242
Net Assets ($):
Beginning of Period	31,221,091	21,193,849
End of Period	28,778,966	31,221,091
Accumulated investment (loss)—net	(10,070)	-

12

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	[a]
Capital Share Transactions (Shares):
Class A
Shares sold	345,899	678,661
Shares issued for dividends reinvested	33,006	34,604
Shares redeemed	(403,909)	(386,173)
Net Increase (Decrease) in Shares Outstanding	(25,004)	327,092
Class C
Shares sold	108,068	74,344
Shares issued for dividends reinvested	5,134	2,314
Shares redeemed	(11,674)	(12,492)
Net Increase (Decrease) in Shares Outstanding	101,528	64,166
Class I
Shares sold	254,504	168,114
Shares issued for dividends reinvested	11,422	445
Shares redeemed	(259,751)	(7,431)
Net Increase (Decrease) in Shares Outstanding	6,175	161,128
Class Y
Shares sold	-	48.59

[a] Effective May 1, 2015, the fund commenced offering Class Y shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
Class A Shares	February 29, 2016	Year Ended August 31,
	(Unaudited)	2015	2014	2013	2012[a]
Per Share Data ($):
Net asset value, beginning of period	19.76	20.62	17.75	14.49	12.50
Investment Operations:
Investment income (loss)—net[b]	(.01)	(.05)	(.02)	(.01)	.02
Net realized and unrealized gain (loss) on investments	(1.77)	.26[c]	4.55	4.08	1.97
Total from Investment Operations	(1.78)	.21	4.53	4.07	1.99
Distributions:
Dividends from investment income—net	-	-	(.00)[d]	(.09)	-
Dividends from net realized gain on investments	(.65)	(1.07)	(1.66)	(.72)	-
Total Distributions	(.65)	(1.07)	(1.66)	(.81)	-
Net asset value, end of period	17.33	19.76	20.62	17.75	14.49
Total Return (%)[e]	(9.43)[f]	1.12	26.73	29.30	15.92[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.59[g]	1.69	1.86	2.93	7.51[g]
Ratio of net expenses to average net assets	1.20[g]	1.20	1.20	1.20	1.20[g]
Ratio of net investment income (loss) to average net assets	(.07)[g]	(.25)	(.09)	(.04)	.18[g]
Portfolio Turnover Rate	85.19[f]	147.86	111.14	142.83	46.51[f]
Net Assets, end of period ($x 1,000)	18,146	21,176	15,355	3,118	61

a From December 20, 2011 (commencement of operations) to August 31, 2012.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Amount represents less than $.01 per share.

e Exclusive of sales charge.

f Not annualized.

g Annualized.

See notes to financial statements.

14

	Six Months Ended
Class C Shares	February 29, 2016	Year Ended August 31,
	(Unaudited)	2015	2014	2013	2012[a]
Per Share Data ($):
Net asset value, beginning of period	19.27	20.28	17.61	14.42	12.50
Investment Operations:
Investment (loss)—net[b]	(.08)	(.20)	(.17)	(.10)	(.05)
Net realized and unrealized gain (loss) on investments	(1.71)	.26[c]	4.50	4.01	1.97
Total from Investment Operations	(1.79)	.06	4.33	3.91	1.92
Distributions:
Dividends from net realized gain on investments	(.65)	(1.07)	(1.66)	(.72)	-
Net asset value, end of period	16.83	19.27	20.28	17.61	14.42
Total Return (%)[d]	(9.72)[e]	.37	25.81	28.12	15.36[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.40[f]	2.54	2.75	5.44	8.09[f]
Ratio of net expenses to average net assets	1.95[f]	1.95	1.95	1.95	1.95[f]
Ratio of net investment (loss) to average net assets	(.83)[f]	(1.00)	(.87)	(.60)	(.53)[f]
Portfolio Turnover Rate	85.19[e]	147.86	111.14	142.83	46.51[e]
Net Assets, end of period ($x 1,000)	3,386	1,920	720	49	33

a  From December 20, 2011 (commencement of operations) to August 31, 2012.

b  Based on average shares outstanding.

c  In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d  Exclusive of sales charge.

e  Not annualized.

f  Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
Class I Shares	February 29, 2016	Year Ended August 31,
	(Unaudited)	2015	2014	2013	2012[a]
Per Share Data ($):
Net asset value, beginning of period	19.89	20.70	17.80	14.52	12.50
Investment Operations:
Investment income—net[b]	.02	.00[c]	.05	.07	.04
Net realized and unrealized gain (loss) on investments	(1.78)	.26[d]	4.53	4.03	1.98
Total from Investment Operations	(1.76)	.26	4.58	4.10	2.02
Distributions:
Dividends from investment income—net	-	-	(.02)	(.10)	-
Dividends from net realized gain on investments	(.65)	(1.07)	(1.66)	(.72)	-
Total Distributions	(.65)	(1.07)	(1.68)	(.82)	-
Net asset value, end of period	17.48	19.89	20.70	17.80	14.52
Total Return (%)	(9.26)[e]	1.42	27.00	29.43	16.16[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29[f]	1.37	1.61	4.05	7.13[f]
Ratio of net expenses to average net assets	.95[f]	.95	.95	.95	.95[f]
Ratio of net investment income to average net assets	.18[f]	.01	.24	.43	.40[f]
Portfolio Turnover Rate	85.19[e]	147.86	111.14	142.83	46.51[e]
Net Assets, end of period ($x 1,000)	7,247	8,124	5,119	4,273	3,462

a  From December 20, 2011 (commencement of operations) to August 31, 2012.

b  Based on average shares outstanding.

c  Amount represents less than $.01 per share.

d  In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

e  Not annualized.

f  Annualized.

See notes to financial statements.

16

Class Y Shares	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	[a]
Per Share Data ($):
Net asset value, beginning of period	19.90	20.58
Investment Operations:
Investment income—net[b]	.02	.01
Net realized and unrealized gain (loss) on investments	(1.79)	(.69)
Total from Investment Operations	(1.77)	(.68)
Distributions:
Dividends from net realized gain on investments	(.65)	-
Net asset value, end of period	17.48	19.90
Total Return (%)	(9.31)[c]	(3.30)	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.72[d]	2.62	[d]
Ratio of net expenses to average net assets	.95[d]	.95	[d]
Ratio of net investment income to average net assets	.18[d]	.12	[d]
Portfolio Turnover Rate	85.19[c]	147.86
Net Assets, end of period ($x 1,000)	1	1

a  From May 1, 2015 (commencement of initial offering) to August 31, 2015.

b  Based on average shares outstanding.

c  Not annualized.

d  Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic U.S. Stock Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 29, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

18

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2016 in valuing the fund’s investments:

20

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	28,392,705	-	-	28,392,705
Equity Securities - Foreign Common Stocks†	209,459	-	-	209,459
Mutual Funds	665,803	-	-	665,803

† See Statement of Investments for additional detailed categorizations.

At February 29, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 29, 2016, The Bank of New York Mellon earned $270 from lending portfolio securities, pursuant to the securities lending agreement.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 29, 2016 were as follows:

Affiliated Investment Company	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 2/29/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	197,658	8,270,609	8,388,320	79,947.3
Dreyfus Institutional Cash Advantage Fund	-	1,815,689	1,229,833	585,856	2.0
Total	197,658	10,086,298	9,618,153	665,803	2.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes

22

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2015 was as follows: ordinary income $515,071 and long–term capital gains $469,039. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016, was approximately $35,700 with a related weighted average annualized interest rate of 1.25%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2015 through January 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $61,262 during the period ended February 29, 2016.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 29, 2016, the Distributor retained $3,842 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2016, Class C shares were charged $10,802 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2016, Class A and Class C shares were charged $24,990 and $3,601, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2016, the fund was charged $6,163 for transfer agency services and $239 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $56.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2016, the fund was charged $4,633 pursuant to the custody agreement.

24

During the period ended February 29, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $17,174, Distribution Plan fees $1,976, Shareholder Services Plan fees $4,311, custodian fees $6,023, Chief Compliance Officer fees $4,412 and transfer agency fees $1,676, which are offset against an expense reimbursement currently in effect in the amount of $10,528.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2016, amounted to $29,002,716 and $27,602,032, respectively.

At February 29, 2016, accumulated net unrealized depreciation on investments was $915,709, consisting of $1,299,035 gross unrealized appreciation and $2,214,744 gross unrealized depreciation.

At February 29, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 17-18, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for

26

various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, ranking in the first quartile of the Performance Group and Performance Universe for all periods, except for the two-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median and that the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2017, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.95% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

28

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows:

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

29

For More Information

Dreyfus Opportunistic U.S. Stock Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DOSAX Class C: DOSCX Class I: DOSIX Class Y: DOSYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6316SA0216

Dreyfus Strategic Value Fund

SEMIANNUAL REPORT February 29, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Strategic Value Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Value Fund, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

March 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015, through February 29, 2016, as provided by Brian C. Ferguson, John C. Bailer, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, Dreyfus Strategic Value Fund’s Class A shares produced a total return of -6.50%, Class C shares returned -6.84%, Class I shares returned -6.37%, and Class Y shares returned -6.37%.1 The fund’s benchmark, the Russell 1000® Value Index (the “Index”), produced a total return of -2.87% for the same period.2

U.S. equities generally posted negative returns over the reporting period amid intensifying global economic concerns and plummeting commodity prices. Shortfalls in the financials and health care sectors undermined the fund’s results compared tothe Index.

Effective December 2015, David S. Intoppa became a Co-Portfolio Manager for the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation. We identify potential investments through extensive quantitative and fundamental research. The fund will focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, quantitative screens tracking traditional measures — such as price-to-earnings, price-to-book, and price-to-sales ratios — that are analyzed and compared against the market; sound business fundamentals, in which a company’s balance sheet and income data are examined to determine the company’s financial history; and positive business momentum, where a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The fund typically sells a stock when we believe there is a more attractive alternative, the stock’s valuation is excessive, or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution, or deteriorating capital structure.

Global Challenges Constrained Market Performance

U.S. stocks fell sharply over the second half of September 2015 in the midst of intensifying fears about the potential impact of slowing global growth and weak commodity prices on the domestic economic recovery. An October rally put the Index into positive territory for the month, but stock prices remained volatile over the remainder of 2015 when investor sentiment vacillated between concerns about troubling global economic conditions and optimism regarding robust job growth and other positive developments in the United States.

In January 2016, disappointing global growth sparked renewed weakness in commodity prices, sending crude oil to multi-year lows. Moreover, U.S. investors worried that a December 2015 increase in short-term interest rates might weigh on the domestic economy. Consequently, stocks fell sharply in January. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings helped trigger a rebound later in the month, enabling the index to end the reporting period with a relatively moderate loss.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Results Hampered by Stock Selections

In this volatile environment, investors generally flocked to traditionally defensive stocks and industry groups. The fund’s emphasis on more economically sensitive securities with attractive valuations detracted from relative returns.

Results were particularly disappointing in the financials sector, where falling interest rates and weak equity markets put pressure on capital markets and interest-sensitive companies such as Morgan Stanley, Voya Financial, Prudential Financial, and Citigroup. To a lesser degree, the fund’s relative results also were dampened by the fund’s positions in the health care sector, most notably due to lack of exposure to consumer goods, pharmaceuticals, and medical devices producer Johnson & Johnson.

The fund achieved better relative results among information technology companies. Diversified technology conglomerate Alphabet (formerly Google) solidified its leadership position in digital advertising, and investors responded positively to innovative ventures in other areas that are expected to drive future revenue growth. Semiconductor equipment manufacturer Applied Materials rallied after demonstrating strong execution of its build-out in the growing Chinese microchip market. In the industrials sector, defense companies Raytheon and Northrop Grumman benefited from anticipation of increased defense spending by the federal government. Winners in the telecommunications services sector included AT&T, which advanced due to an attractive valuation, positive trends in its wireless business, and investors’ preference for companies that have demonstrated their ability to withstand economic downturns.

Finding Attractively Valued Investment Opportunities

Despite ongoing overseas challenges, U.S. economic data has remained positive, and we expect the sustained economic recovery to continue. Indeed, we believe that investors’ concerns during the reporting period were overblown, and we are watchful for opportunities to purchase stocks of fundamentally strong companies at attractive prices. As of the reporting period’s end, we have identified an ample number of such opportunities in the consumer staples, consumer discretionary, and telecommunications services sectors, as well as among U.S.-centric infrastructure construction suppliers in the materials sector. In contrast, we have found relatively few opportunities in the health care sector, and the fund ended the reporting period with no holdings in the utilities sector.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

4

2 SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Value Fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.71	$ 8.31	$ 3.51	$ 3.51
Ending value (after expenses)	$ 935.00	$ 931.60	$ 936.30	$ 936.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.92	$8.67	$ 3.67	$ 3.67
Ending value (after expenses)	$ 1,019.99	$1,016.26	$ 1,021.23	$ 1,021.23

†  Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.73% for Class C, .73% for Class I and .73% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 29, 2016 (Unaudited)

Common Stocks - 99.7%	Shares		Value ($)
Banks - 9.4%
Citigroup	631,922		24,550,170
JPMorgan Chase & Co.	1,138,807		64,114,834
PNC Financial Services Group	248,998		20,246,027
U.S. Bancorp	514,776		19,829,172
			128,740,203
Capital Goods - 7.6%
Honeywell International	192,755		19,535,719
Northrop Grumman	153,802		29,563,820
Raytheon	330,377		40,917,191
United Technologies	140,200		13,546,124
			103,562,854
Consumer Services - 1.4%
Carnival	398,748		19,123,954
Diversified Financials - 10.5%
Capital One Financial	297,135		19,530,684
Charles Schwab	633,299		15,864,140
E*TRADE Financial	653,624	[a]	15,334,019
Goldman Sachs Group	161,289		24,117,544
Morgan Stanley	936,208		23,124,338
Raymond James Financial	186,514		8,176,774
Synchrony Financial	640,928	[a]	17,273,010
Voya Financial	712,075		20,906,522
			144,327,031
Energy - 12.8%
California Resources	90,747		51,009
EOG Resources	625,685		40,506,847
Occidental Petroleum	965,395		66,438,484
Phillips 66	342,576		27,197,109
Pioneer Natural Resources	123,684		14,907,633
Schlumberger	363,010		26,035,077
			175,136,159
Exchange-Traded Funds - .7%
iShares Russell 1000 Value Index Fund	102,749		9,523,805
Food & Staples Retailing - .7%
CVS Health	101,981		9,909,494
Food, Beverage & Tobacco - 8.8%
Coca-Cola	482,368		20,804,532

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.7% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 8.8% (continued)
ConAgra Foods	492,943		20,733,183
Kellogg	263,515		19,505,380
Molson Coors Brewing, Cl. B	307,396		26,211,657
Mondelez International, Cl. A	240,019		9,727,970
PepsiCo	240,596		23,535,101
			120,517,823
Health Care Equipment & Services - 4.1%
Boston Scientific	777,012	[a]	13,193,664
Express Scripts Holding	238,462	[a]	16,782,956
UnitedHealth Group	215,411		25,655,450
			55,632,070
Insurance - 7.0%
American International Group	426,174		21,393,935
Chubb	183,520		21,202,066
FNF Group	210,963		6,957,560
Hartford Financial Services Group	402,378		16,948,161
Prudential Financial	438,771		28,998,375
			95,500,097
Materials - 5.7%
CF Industries Holdings	390,219		14,227,385
Dow Chemical	239,779		11,655,657
Mosaic	247,934		6,607,441
Newmont Mining	261,659		6,758,652
Packaging Corporation of America	214,127		10,385,159
Vulcan Materials	290,368		28,609,959
			78,244,253
Media - 5.1%
CBS, Cl. B	168,974		8,174,962
Interpublic Group of Companies	663,407		14,190,276
Omnicom Group	275,361		21,425,839
Time Warner	286,011		18,933,928
Viacom, Cl. B	190,892		7,034,370
			69,759,375
Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
Bristol-Myers Squibb	169,932		10,523,889
Eli Lilly & Co.	166,241		11,969,352
Merck & Co.	496,457		24,927,106
Pfizer	1,492,350		44,278,024
			91,698,371

8

Common Stocks - 99.7% (continued)	Shares		Value ($)
Real Estate - .7%
Communications Sales & Leasing	530,852		10,006,560
Retailing - .5%
Staples	723,323		6,835,402
Semiconductors & Semiconductor Equipment - 5.5%
Applied Materials	1,290,182		24,345,734
Microchip Technology	578,265	[b]	25,727,010
Micron Technology	511,123	[a]	5,433,237
Texas Instruments	363,318		19,263,120
			74,769,101
Software & Services - 3.6%
Alphabet, Cl. A	18,698	[a]	13,410,580
Citrix Systems	141,698	[a]	10,010,964
Oracle	725,032		26,666,677
			50,088,221
Technology Hardware & Equipment - 4.4%
Apple	137,550		13,299,709
Cisco Systems	1,797,483		47,058,105
			60,357,814
Telecommunication Services - 3.5%
AT&T	1,297,235		47,932,833
Transportation - 1.0%
Delta Air Lines	290,279		14,003,059
Total Common Stocks (cost $1,313,900,291)			1,365,668,479
Other Investment - .3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $4,193,804)	4,193,804	[c]	4,193,804
Investment of Cash Collateral for Securities Loaned - 1.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $22,486,917)	22,486,917	[c]	22,486,917
Total Investments (cost $1,340,581,012)	101.6%		1,392,349,200
Liabilities, Less Cash and Receivables	(1.6%)		(22,026,810)
Net Assets	100.0%		1,370,322,390

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $21,751,873 and the value of the collateral held by the fund was $22,486,917.

c Investment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Energy	12.8
Diversified Financials	10.5
Banks	9.4
Food, Beverage & Tobacco	8.8
Capital Goods	7.6
Insurance	7.0
Pharmaceuticals, Biotechnology & Life Sciences	6.7
Materials	5.7
Semiconductors & Semiconductor Equipment	5.5
Media	5.1
Technology Hardware & Equipment	4.4
Health Care Equipment & Services	4.1
Software & Services	3.6
Telecommunication Services	3.5
Money Market Investments	1.9
Consumer Services	1.4
Transportation	1.0
Exchange-Traded Funds	.7
Food & Staples Retailing	.7
Real Estate	.7
Retailing	.5
101.6

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,751,873)—Note 1(b):
Unaffiliated issuers	1,313,900,291	1,365,668,479
Affiliated issuers	26,680,721	26,680,721
Cash		1,432,171
Receivable for investment securities sold		15,928,917
Dividends and securities lending income receivable		2,626,477
Receivable for shares of Common Stock subscribed		959,006
Prepaid expenses		89,361
		1,413,385,132
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		959,991
Liability for securities on loan—Note 1(b)		22,486,917
Payable for investment securities purchased		17,619,251
Payable for shares of Common Stock redeemed		1,761,847
Interest payable—Note 2		753
Accrued expenses		233,983
		43,062,742
Net Assets ($)		1,370,322,390
Composition of Net Assets ($):
Paid-in capital		1,355,929,492
Accumulated undistributed investment income—net		5,625,580
Accumulated net realized gain (loss) on investments		(43,000,870)
Accumulated net unrealized appreciation (depreciation) on investments		51,768,188
Net Assets ($)		1,370,322,390

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	787,822,660	45,327,307	381,607,200	155,565,223
Shares Outstanding	25,279,314	1,546,218	12,230,911	4,986,095
Net Asset Value Per Share ($)	31.16	29.31	31.20	31.20

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	17,729,379
Affiliated issuers	3,233
Income from securities lending—Note 1(b)	7,489
Total Income	17,740,101
Expenses:
Management fee—Note 3(a)	5,568,963
Shareholder servicing costs—Note 3(c)	1,721,131
Distribution fees—Note 3(b)	190,043
Directors’ fees and expenses—Note 3(d)	60,449
Custodian fees—Note 3(c)	56,606
Registration fees	52,808
Prospectus and shareholders’ reports	36,858
Professional fees	33,771
Loan commitment fees—Note 2	6,224
Interest expense—Note 2	2,511
Miscellaneous	19,739
Total Expenses	7,749,103
Less—reduction in expenses due to undertaking—Note 3(a)	(1,006,109)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,991)
Net Expenses	6,741,003
Investment Income—Net	10,999,098
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(10,730,332)
Net unrealized appreciation (depreciation) on investments	(93,798,911)
Net Realized and Unrealized Gain (Loss) on Investments	(104,529,243)
Net (Decrease) in Net Assets Resulting from Operations	(93,530,145)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Operations ($):
Investment income—net	10,999,098	14,617,598
Net realized gain (loss) on investments	(10,730,332)	220,703,954
Net unrealized appreciation (depreciation) on investments	(93,798,911)	(244,418,336)
Net Increase (Decrease) in Net Assets Resulting from Operations	(93,530,145)	(9,096,784)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(8,700,736)	(7,856,213)
Class C	(131,423)	(95,222)
Class I	(5,363,362)	(4,941,242)
Class Y	(2,304,293)	(2,606,561)
Net realized gain on investments:
Class A	(111,297,564)	(90,450,836)
Class C	(7,014,132)	(5,883,979)
Class I	(54,195,811)	(43,024,811)
Class Y	(23,284,466)	(22,696,078)
Total Dividends	(212,291,787)	(177,554,942)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	44,061,046	68,367,595
Class C	3,811,504	4,823,635
Class I	114,432,165	172,672,376
Class Y	29,340,602	54,092,395
Dividends reinvested:
Class A	111,924,683	91,931,813
Class C	5,546,090	4,641,705
Class I	57,225,539	45,914,899
Class Y	10,295,601	9,641,172
Cost of shares redeemed:
Class A	(73,434,737)	(145,900,093)
Class C	(6,634,547)	(8,906,929)
Class I	(92,817,914)	(172,509,948)
Class Y	(66,343,839)	(52,419,012)
Increase (Decrease) in Net Assets from Capital Stock Transactions	137,406,193	72,349,608
Total Increase (Decrease) in Net Assets	(168,415,739)	(114,302,118)
Net Assets ($):
Beginning of Period	1,538,738,129	1,653,040,247
End of Period	1,370,322,390	1,538,738,129
Undistributed investment income—net	5,625,580	11,126,296

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	1,244,411	1,672,858
Shares issued for dividends reinvested	3,264,061	2,357,831
Shares redeemed	(2,096,949)	(3,564,561)
Net Increase (Decrease) in Shares Outstanding	2,411,523	466,128
Class C
Shares sold	114,510	125,361
Shares issued for dividends reinvested	171,653	125,350
Shares redeemed	(204,156)	(230,203)
Net Increase (Decrease) in Shares Outstanding	82,007	20,508
Class Ia
Shares sold	3,249,791	4,172,427
Shares issued for dividends reinvested	1,667,897	1,177,003
Shares redeemed	(2,788,325)	(4,276,490)
Net Increase (Decrease) in Shares Outstanding	2,129,363	1,072,940
Class Ya
Shares sold	890,812	1,321,083
Shares issued for dividends reinvested	300,076	247,146
Shares redeemed	(1,795,486)	(1,283,539)
Net Increase (Decrease) in Shares Outstanding	(604,598)	284,690

[a] During the period ended February 29, 2016, 4,093 Class I shares representing $159,447 were exchanged for 4,093 Class Y shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Six Months Ended February 29, 2016
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	38.49	43.34	37.27	29.28	26.27	23.30
Investment Operations:
Investment income—net[a]	.25	.33	.35	.40	.30	.21
Net realized and unrealized gain (loss) on investments	(2.26)	(.66)	8.03	7.97	2.91	2.95
Total from Investment Operations	(2.01)	(.33)	8.38	8.37	3.21	3.16
Distributions:
Dividends from investment income—net	(.39)	(.36)	(.26)	(.38)	(.20)	(.19)
Dividends from net realized gain on investments	(4.93)	(4.16)	(2.05)	-	-	-
Total Distributions	(5.32)	(4.52)	(2.31)	(.38)	(.20)	(.19)
Net asset value, end of period	31.16	38.49	43.34	37.27	29.28	26.27
Total Return (%)[b]	(6.50)[c]	(.90)	23.09	28.82	12.31	13.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12[d]	1.11	1.12	1.14	1.20	1.20
Ratio of net expenses to average net assets	.98[d]	.98	.98	.98	.98	.98
Ratio of net investment income to average net assets	1.41[d]	.81	.88	1.19	1.07	.74
Portfolio Turnover Rate	42.84[c]	96.32	67.00	76.28	95.38	88.37
Net Assets, end of period ($ x 1,000)	787,823	880,116	970,817	1,065,660	875,703	599,377

a Based on average shares outstanding.

b Exclusive of sales charge.

c  Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended February 29, 2016				Year Ended August 31,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	36.35	41.17	35.54	27.93	25.05	22.24
Investment Operations:
Investment income (loss)—net[a]	.11	.02	.05	.14	.08	(.00)[b]
Net realized and unrealized gain (loss) on investments	(2.13)	(.61)	7.63	7.62	2.80	2.81
Total from Investment Operations	(2.02)	(.59)	7.68	7.76	2.88	2.81
Distributions:
Dividends from investment income—net	(.09)	(.07)	-	(.15)	-	(.00)[b]
Dividends from net realized gain on investments	(4.93)	(4.16)	(2.05)	-	-	-
Total Distributions	(5.02)	(4.23)	(2.05)	(.15)	-	(.00)[b]
Net asset value, end of period	29.31	36.35	41.17	35.54	27.93	25.05
Total Return (%)[c]	(6.84)[d]	(1.65)	22.17	27.87	11.50	12.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90[e]	1.87	1.88	1.91	1.97	1.93
Ratio of net expenses to average net assets	1.73[e]	1.73	1.73	1.73	1.73	1.73
Ratio of net investment income (loss) to average net assets	.66[e]	.06	.12	.45	.32	(.01)
Portfolio Turnover Rate	42.84[d]	96.32	67.00	76.28	95.38	88.37
Net Assets, end of period ($ x 1,000)	45,327	53,226	59,442	50,665	47,824	50,792

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

16

Six Months Ended February 29, 2016			Year Ended August 31,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	38.58	43.45	37.36	29.34	26.30	23.31
Investment Operations:
Investment income—net[a]	.29	.43	.47	.48	.37	.28
Net realized and unrealized gain (loss) on investments	(2.25)	(.66)	8.03	7.99	2.90	2.94
Total from Investment Operations	(1.96)	(.23)	8.50	8.47	3.27	3.22
Distributions:
Dividends from investment income—net	(.49)	(.48)	(.36)	(.45)	(.23)	(.23)
Dividends from net realized gain on investments	(4.93)	(4.16)	(2.05)	-	-	-
Total Distributions	(5.42)	(4.64)	(2.41)	(.45)	(.23)	(.23)
Net asset value, end of period	31.20	38.58	43.45	37.36	29.34	26.30
Total Return (%)	(6.37)[b]	(.66)	23.40	29.18	12.57	13.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.87	.84	.95	.97	1.10
Ratio of net expenses to average net assets	.73[c]	.73	.73	.73	.73	.73
Ratio of net investment income to average net assets	1.66[c]	1.05	1.14	1.45	1.33	.98
Portfolio Turnover Rate	42.84[b]	96.32	67.00	76.28	95.38	88.37
Net Assets, end of period ($ x 1,000)	381,607	389,711	392,260	317,800	179,900	123,565

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended February 29, 2016	Year Ended August 31,
Class Y Shares	(Unaudited)	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	38.58	43.45	37.36	36.70
Investment Operations:
Investment income—net[b]	.30	.44	.32	.08
Net realized and unrealized gain (loss) on investments	(2.26)	(.67)	8.18	.58
Total from Investment Operations	(1.96)	(.23)	8.50	.66
Distributions:
Dividends from investment income—net	(.49)	(.48)	(.36)	-
Dividends from net realized gain on investments	(4.93)	(4.16)	(2.05)	-
Total Distributions	(5.42)	(4.64)	(2.41)	-
Net asset value, end of period	31.20	38.58	43.45	37.36
Total Return (%)	(6.37)[c]	(.66)	23.40	1.80[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[d]	.79	.78	.83[d]
Ratio of net expenses to average net assets	.73[d]	.73	.73	.73[d]
Ratio of net investment income to average net assets	1.66[d]	1.07	.87	1.21[d]
Portfolio Turnover Rate	42.84[c]	96.32	67.00	76.28
Net Assets, end of period ($ x 1,000)	155,565	215,685	230,522	1

a From July 1, 2013 (commencement of initial offering) to August 31, 2013.

b Based on average shares outstanding.

c  Not annualized.

d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

20

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2016 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,356,144,674	-	-	1,356,144,674
Exchange-Traded Funds	9,523,805	-	-	9,523,805
Mutual Funds	26,680,721	-	-	26,680,721

† See Statement of Investments for additional detailed categorizations.

At February 29, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 29, 2016, The Bank of New York Mellon earned $2,496 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded

22

disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 29, 2016 were as follows:

Affiliated Investment Company	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 2/29/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	2,203,251	142,994,969	141,004,416	4,193,804.3
Dreyfus Institutional Cash Advantage Fund	-	49,879,804	27,392,887	22,486,917	1.6
Total	2,203,251	192,874,773	168,397,303	26,680,721	1.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s merger with Dreyfus Core Value Fund, capital losses of $1,368,369 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. This acquired capital loss will expire in fiscal year 2017. As a result of the fund’s merger with Dreyfus Large Cap Value Fund, capital losses of $4,495,657 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. Of this acquired capital loss, $3,336,050 will expire in fiscal year 2017 and $1,159,607 will expire in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2015 was as follows: ordinary income $46,163,797 and long-term capital gains $131,391,145. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is

24

charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016, was approximately $391,200 with a related weighted average annualized interest rate of 1.29%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2015 through January 1, 2017 for Class A, Class C, Class I and Class Y shares, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .98%, 1.73%, .73% and .73% of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $1,006,109 during the period ended February 29, 2016.

During the period ended February 29, 2016, the Distributor retained $9,811 from commissions earned on sales of the fund’s Class A shares and $1,533 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2016, Class C shares were charged $190,043 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2016, Class A and Class C shares were charged $1,058,418 and $63,347, respectively, pursuant to the Shareholder Services Plan.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2016, the fund was charged $128,229 for transfer agency services and $8,814 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,991.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2016, the fund was charged $56,606 pursuant to the custody agreement.

During the period ended February 29, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $800,881, Distribution Plan fees $26,881, Shareholder Services Plan fees $163,162, custodian fees $69,626, Chief Compliance Officer fees $4,412 and transfer agency fees $45,403, which are offset against an expense reimbursement currently in effect in the amount of $150,374.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2016, amounted to $639,997,872 and $705,894,602, respectively.

At February 29, 2016, accumulated net unrealized appreciation on investments was $51,768,188, consisting of $139,628,335 gross unrealized appreciation and $87,860,147 gross unrealized depreciation.

26

At February 29, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 17-18, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for

28

various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, ranking in the first quartile of the Performance Group and/or Performance Universe for most periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2017, so that annual direct fund operating expenses of Class A, Class C, Class I and Class Y shares of the Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.98%, 1.73%, 0.73% and 0.73%, respectively, of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

30

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

31

NOTES

32

NOTES

33

For More Information

Dreyfus Strategic Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	Class A:DAGVX Class C:DCGVX Class I:DRGVX Class Y:DRGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0257SA0216

Dreyfus Structured Midcap Fund

SEMIANNUAL REPORT February 29, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Structured Midcap Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Structured Midcap Fund, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

March 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015, through February 29, 2016, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, Dreyfus Structured Midcap Fund’s Class A shares produced a total return of -4.81%, Class C shares returned -5.17%, Class I shares returned -4.68%, and Class Y shares returned -4.64%.1 In comparison, the Standard & Poor’s MidCap 400® Index (S&P 400 Index), the fund’s benchmark, produced a total return of -5.03%.2

Midcap stocks generally produced moderate losses over the reporting period amid deteriorating global economic sentiment and declining commodity prices. The fund’s Class A, Class I, and Class Y shares outperformed its benchmark, mainly due to positive stock selection in the information technology, energy, and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P 400 Index or the Russell Midcap® Index. The fund invests principally in common stocks, but the fund’s equity investments may also include preferred stocks, convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings, and securities issued by real estate investment trusts (REITs). We construct the portfolio through a “bottom-up” structured approach focusing on stock selection as opposed to making proactive decisions as to industry sector exposure. The approach seeks to identify undervalued securities through a quantitative process that ranks stocks based on value measures, behavioral/momentum factors, and earnings quality metrics.

Global Economic Concerns Sparked Market Turmoil

Stocks plunged in the weeks before the start of the reporting period after Chinese monetary authorities devaluated the country’s currency, exacerbating fears about slowing global growth, particularly in the emerging markets. Nonetheless, global economic concerns and falling energy prices continued to raise questions about the sustainability of the U.S. recovery, and stock prices remained volatile over the remainder of 2015.

In January 2016, new releases of disappointing economic data in China sparked renewed weakness in commodity prices, sending crude oil to multi-year lows. Investors again grew concerned about the potential impact of China’s economic troubles on the United States. Moreover, U.S. investors worried that a December 2015 increase in short-term interest rates, the first in almost a decade, might also weigh on the domestic economic recovery. Consequently, U.S. stocks fell sharply in January. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings helped trigger a partial rebound later in the month. Still, the S&P 400 Index ended the reporting period with a moderate loss.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selection Bolstered Relative Performance

While we are never satisfied with negative absolute returns, we are pleased that our quantitative investment process enabled the fund to navigate a volatile investment environment during the reporting period. Our security selection proved especially beneficial in the information technology sector, where Internet services provider Verisign advanced amid robust domain-name renewal volumes and rising demand from international customers for .com and .net web addresses. The fund cushioned weakness in the hard-hit energy sector by holding fuel logistics provider World Fuel Services, which announced an accretive acquisition in February. Among health care companies, dental products supplier Dentsply Sirona International reported better-than-expected financial results, raised future earnings guidance, and acquired a dental equipment manufacturer. In other industry groups, food sweetener specialist Ingredion advanced after reporting strong earnings.

On the other hand, notable laggards for the reporting period included the industrials sector, where several machinery producers were hurt by the challenging economic environment, which leads to softening end-market demand. In the financials sector, the fund’s holdings of real estate investment trusts (REITs) failed to keep pace with the benchmark industry return, and East West Bancorp missed analysts’ earnings targets in a generally difficult market environment for banks. Other disappointments included oil refiner Western Refining and grocery distributor SUPERVALU.

Companies with Solid Fundamentals

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of midcap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market. The Russell Midcap® Index is a widely accepted, unmanaged index of medium-cap stock market performance. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Structured Midcap Fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.07	$ 9.69	$ 4.86	$ 4.23
Ending value (after expenses)	$ 951.90	$ 948.30	$ 953.20	$ 953.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.27	$ 10.02	$ 5.02	$ 4.37
Ending value (after expenses)	$ 1,018.65	$ 1,014.92	$ 1,019.89	$ 1,020.54

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and .87% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
February 29, 2016 (Unaudited)

Common Stocks - 99.5%	Shares		Value ($)
Automobiles & Components - .4%
Visteon	11,825		826,804
Banks - 4.4%
BancorpSouth	85,295		1,699,076
Cathay General Bancorp	90,795	[a]	2,423,319
Cullen/Frost Bankers	19,575	[a]	938,230
East West Bancorp	104,090		3,119,577
First Horizon National	46,925	[a]	564,039
			8,744,241
Capital Goods - 10.2%
A.O. Smith	14,275		1,004,675
Allison Transmission Holdings	132,925		3,147,664
BWX Technologies	13,925		444,207
GATX	47,850	[a]	2,058,028
Huntington Ingalls Industries	27,305		3,578,593
Lincoln Electric Holdings	41,635		2,272,022
Owens Corning	66,525		2,855,253
Spirit Aerosystems Holdings, Cl. A	75,025	[b]	3,451,150
Trinity Industries	69,640		1,103,098
Wabtec	6,250		441,250
			20,355,940
Commercial & Professional Services - 2.1%
Deluxe	71,885		4,126,918
Consumer Durables & Apparel - 4.7%
Brunswick	92,975		3,955,157
Carter's	23,100		2,347,653
Kate Spade & Company	15,945	[b]	316,030
NVR	1,665	[b]	2,725,605
			9,344,445
Consumer Services - 2.6%
Darden Restaurants	50,575		3,230,731
Jack in the Box	2,575		177,031
ServiceMaster Global Holdings	42,375	[b]	1,607,284
Wyndham Worldwide	2,285		166,439
			5,181,485
Diversified Financials - 3.0%
Affiliated Managers Group	21,580	[b]	2,992,930
Eaton Vance	12,875		372,216

6

Common Stocks - 99.5% (continued)	Shares		Value ($)
Diversified Financials - 3.0% (continued)
SEI Investments	32,040		1,222,967
T. Rowe Price Group	7,070		488,608
Waddell & Reed Financial, Cl. A	41,565		973,452
			6,050,173
Energy - 3.5%
HollyFrontier	11,250		380,475
Tesoro	12,225		986,313
Western Refining	72,025		1,920,907
World Fuel Services	79,025		3,699,160
			6,986,855
Food & Staples Retailing - .6%
SUPERVALU	235,275	[b]	1,202,255
Food, Beverage & Tobacco - 3.9%
Boston Beer, Cl. A	5,525	[a,b]	1,039,308
Coca-Cola Enterprises	9,100		441,441
Dean Foods	73,725	[a]	1,422,155
Ingredion	48,825		4,942,066
			7,844,970
Health Care Equipment & Services - 8.4%
DENTSPLY International	66,350		4,044,696
Health Net	44,925	[b]	2,795,233
Hologic	130,750	[b]	4,527,872
Molina Healthcare	40,075	[a,b]	2,486,253
Teleflex	10,835	[a]	1,547,455
Universal Health Services, Cl. B	12,680		1,399,492
			16,801,001
Insurance - 5.3%
Aspen Insurance Holdings	26,775		1,196,575
Everest Re Group	5,725		1,065,594
First American Financial	49,000		1,814,470
Lincoln National	6,040		220,641
Primerica	45,700		1,928,083
Reinsurance Group of America	21,520		1,938,952
The Hanover Insurance Group	28,310		2,348,314
			10,512,629
Materials - 6.6%
Bemis	8,150		399,921
Commercial Metals	37,800		555,282
Crown Holdings	41,125	[b]	1,926,706

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.5% (continued)	Shares		Value ($)
Materials - 6.6% (continued)
Minerals Technologies	30,750		1,562,715
PolyOne	54,725		1,472,650
Reliance Steel & Aluminum	71,600		4,359,724
Sealed Air	16,900		772,837
Sensient Technologies	16,725		961,353
Steel Dynamics	13,175		239,653
Worthington Industries	30,600		951,966
			13,202,807
Media - .3%
New York Times, Cl. A	48,950		615,302
Pharmaceuticals, Biotechnology & Life Sciences - 4.1%
Charles River Laboratories International	31,150	[b]	2,287,344
Mettler-Toledo International	15,815	[b]	4,980,302
United Therapeutics	7,475	[b]	911,502
			8,179,148
Real Estate - 9.7%
General Growth Properties	48,325	[c]	1,329,904
Highwoods Properties	8,150	[c]	354,933
Kilroy Realty	79,650	[c]	4,322,605
Lamar Advertising, Cl. A	73,525		4,200,483
Post Properties	54,325	[c]	3,027,532
Taubman Centers	29,510	[c]	2,089,898
Weingarten Realty Investors	118,630	[c]	4,179,335
			19,504,690
Retailing - 4.9%
Big Lots	82,360	[a]	3,331,462
Foot Locker	71,130		4,445,625
GNC Holdings, Cl. A	21,075		600,216
Penske Automotive Group	38,450		1,450,334
			9,827,637
Semiconductors & Semiconductor Equipment - 1.9%
Integrated Device Technology	172,195	[b]	3,344,027
IPG Photonics	6,350	[b]	523,621
			3,867,648
Software & Services - 10.2%
Citrix Systems	48,450	[b]	3,422,992
Computer Sciences	14,665		422,499
Convergys	69,975		1,803,955
CoreLogic	64,400	[b]	2,227,596

8

Common Stocks - 99.5% (continued)	Shares		Value ($)
Software & Services - 10.2% (continued)
DST Systems	39,605		4,141,891
FactSet Research Systems	6,240		939,058
Mentor Graphics	52,515		1,003,037
NeuStar, Cl. A	88,120	[a,b]	2,191,544
Nuance Communications	78,100	[b]	1,523,731
VeriSign	2,550	[a,b]	215,450
WEX	39,400	[b]	2,572,820
			20,464,573
Technology Hardware & Equipment - 4.1%
Arrow Electronics	9,575	[b]	547,307
Ciena	98,700	[b]	2,023,350
InterDigital	28,975		1,440,927
Jabil Circuit	83,000		1,730,550
NCR	103,125	[b]	2,409,000
			8,151,134
Telecommunication Services - .7%
CenturyLink	48,125	[a]	1,472,144
Transportation - 3.9%
Alaska Air Group	47,280	[a]	3,493,992
JetBlue Airways	200,600	[b]	4,413,200
			7,907,192
Utilities - 4.0%
FirstEnergy	116,825		3,910,133
NiSource	156,950		3,371,286
UGI	17,600		650,496
			7,931,915
Total Common Stocks (cost $195,503,212)			199,101,906
Other Investment - .6%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $1,086,875)	1,086,875	[d]	1,086,875

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral for Securities Loaned - 4.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $8,795,880)	8,795,880	[d]	8,795,880
Total Investments (cost $205,385,967)	104.5%		208,984,661
Liabilities, Less Cash and Receivables	(4.5%)		(8,960,503)
Net Assets	100.0%		200,024,158

a Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $12,776,604 and the value of the collateral held by the fund was $13,174,324, consisting of cash collateral of $8,795,880 and U.S. Government & Agency securities valued at $4,378,444.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	10.2
Software & Services	10.2
Real Estate	9.7
Health Care Equipment & Services	8.4
Materials	6.6
Insurance	5.3
Money Market Investments	5.0
Retailing	4.9
Consumer Durables & Apparel	4.7
Banks	4.4
Pharmaceuticals, Biotechnology & Life Sciences	4.1
Technology Hardware & Equipment	4.1
Utilities	4.0
Food, Beverage & Tobacco	3.9
Transportation	3.9
Energy	3.5
Diversified Financials	3.0
Consumer Services	2.6
Commercial & Professional Services	2.1
Semiconductors & Semiconductor Equipment	1.9
Telecommunication Services	.7
Food & Staples Retailing	.6
Automobiles & Components	.4
Media	.3
104.5

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,776,604)—Note 1(b):
Unaffiliated issuers	195,503,212	199,101,906
Affiliated issuers	9,882,755	9,882,755
Cash		96,662
Dividends and securities lending income receivable		245,975
Receivable for shares of Common Stock subscribed		106,281
Prepaid expenses		35,626
		209,469,205
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		187,467
Liability for securities on loan—Note 1(b)		8,795,880
Payable for shares of Common Stock redeemed		346,011
Interest payable—Note 2		288
Accrued expenses		115,401
		9,445,047
Net Assets ($)		200,024,158
Composition of Net Assets ($):
Paid-in capital		208,756,549
Accumulated undistributed investment income—net		672,180
Accumulated net realized gain (loss) on investments		(13,003,265)
Accumulated net unrealized appreciation (depreciation) on investments		3,598,694
Net Assets ($)		200,024,158

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	106,554,094	31,697,314	49,179,659	12,593,091
Shares Outstanding	4,335,593	1,443,162	1,958,731	500,842
Net Asset Value Per Share ($)	24.58	21.96	25.11	25.14

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,045,552
Affiliated issuers	895
Income from securities lending—Note 1(b)	60,143
Total Income	2,106,590
Expenses:
Management fee—Note 3(a)	850,111
Shareholder servicing costs—Note 3(c)	408,107
Distribution fees—Note 3(b)	124,335
Registration fees	37,554
Prospectus and shareholders’ reports	30,718
Professional fees	23,665
Custodian fees—Note 3(c)	15,842
Directors’ fees and expenses—Note 3(d)	8,934
Loan commitment fees—Note 2	1,925
Interest expense—Note 2	829
Miscellaneous	11,909
Total Expenses	1,513,929
Less—reduction in expenses due to undertaking—Note 3(a)	(79,156)
Less—reduction in fees due to earnings credits—Note 3(c)	(363)
Net Expenses	1,434,410
Investment Income—Net	672,180
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(8,927,097)
Net unrealized appreciation (depreciation) on investments	(2,607,980)
Net Realized and Unrealized Gain (Loss) on Investments	(11,535,077)
Net (Decrease) in Net Assets Resulting from Operations	(10,862,897)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Operations ($):
Investment income—net	672,180	567,030
Net realized gain (loss) on investments	(8,927,097)	26,675,022
Net unrealized appreciation (depreciation) on investments	(2,607,980)	(36,072,360)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,862,897)	(8,830,308)
Dividends to Shareholders from ($):
Investment income—net:
Class A	-	(513,685)
Class I	-	(520,523)
Class Y	-	(165,825)
Net realized gain on investments:
Class A	(10,097,856)	(14,496,970)
Class C	(3,247,995)	(4,104,326)
Class I	(5,275,930)	(9,421,355)
Class Y	(1,123,464)	(2,477,042)
Total Dividends	(19,745,245)	(31,699,726)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	9,655,368	40,574,908
Class C	2,844,107	9,017,756
Class I	10,358,158	38,164,790
Class Y	1,170,919	7,047,076
Dividends reinvested:
Class A	9,668,605	14,322,139
Class C	2,596,643	3,238,854
Class I	4,876,512	9,397,205
Class Y	1,095,171	2,595,452
Cost of shares redeemed:
Class A	(16,016,407)	(39,248,421)
Class C	(2,657,362)	(3,363,756)
Class I	(33,235,975)	(32,665,758)
Class Y	(10,385,841)	(6,370,231)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(20,030,102)	42,710,014
Total Increase (Decrease) in Net Assets	(50,638,244)	2,179,980
Net Assets ($):
Beginning of Period	250,662,402	248,482,422
End of Period	200,024,158	250,662,402
Undistributed investment income—net	672,180	-

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	359,490	1,338,782
Shares issued for dividends reinvested	368,609	503,946
Shares redeemed	(609,882)	(1,323,459)
Net Increase (Decrease) in Shares Outstanding	118,217	519,269
Class C
Shares sold	116,931	327,990
Shares issued for dividends reinvested	110,637	125,149
Shares redeemed	(112,105)	(122,236)
Net Increase (Decrease) in Shares Outstanding	115,463	330,903
Class I
Shares sold	376,018	1,232,159
Shares issued for dividends reinvested	182,095	325,163
Shares redeemed	(1,236,894)	(1,076,270)
Net Increase (Decrease) in Shares Outstanding	(678,781)	481,052
Class Y
Shares sold	42,714	226,251
Shares issued for dividends reinvested	40,849	89,839
Shares redeemed	(348,078)	(200,076)
Net Increase (Decrease) in Shares Outstanding	(264,515)	116,014

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	28.21	33.28	26.49	21.41	18.67	15.20
Investment Operations:
Investment income (loss)—net[a]	.08	.06	.11	.23	.11	(.05)
Net realized and unrealized gain (loss) on investments	(1.28)	(.96)	7.06	5.06	2.63	3.52
Total from Investment Operations	(1.20)	(.90)	7.17	5.29	2.74	3.47
Distributions:
Dividends from investment income—net	-	(.14)	(.10)	(.21)	-	-
Dividends from net realized gain on investments	(2.43)	(4.03)	(.28)	-	-	-
Total Distributions	(2.43)	(4.17)	(.38)	(.21)	-	-
Net asset value, end of period	24.58	28.21	33.28	26.49	21.41	18.67
Total Return (%)[b]	(4.81)[c]	(2.80)	27.21	24.94	14.68	22.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30[d]	1.25	1.25	1.35	1.41	1.43
Ratio of net expenses to average net assets	1.25[d]	1.23	1.24	1.26	1.41	1.43
Ratio of net investment income (loss) to average net assets	.60[d]	.20	.37	.92	.55	(.29)
Portfolio Turnover Rate	36.90[c]	78.09	74.66	57.54	93.44	77.12
Net Assets, end of period ($ x 1,000)	106,554	118,954	123,057	106,245	26,786	23,916

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	25.55	30.60	24.48	19.80	17.40	14.25
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.14)	(.10)	.06	(.04)	(.17)
Net realized and unrealized gain (loss) on investments	(1.14)	(.88)	6.50	4.68	2.44	3.32
Total from Investment Operations	(1.16)	(1.02)	6.40	4.74	2.40	3.15
Distributions:
Dividends from investment income—net	-	-	-	(.06)	-	-
Dividends from net realized gain on investments	(2.43)	(4.03)	(.28)	-	-	-
Total Distributions	(2.43)	(4.03)	(.28)	(.06)	-	-
Net asset value, end of period	21.96	25.55	30.60	24.48	19.80	17.40
Total Return (%)[b]	(5.17)[c]	(3.51)	26.25	24.06	13.79	22.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.01[d]	1.96	1.98	2.10	2.14	2.09
Ratio of net expenses to average net assets	2.00[d]	1.96	1.98	2.01	2.14	2.09
Ratio of net investment income (loss) to average net assets	(.14)[d]	(.52)	(.37)	.26	(.20)	(.95)
Portfolio Turnover Rate	36.90[c]	78.09	74.66	57.54	93.44	77.12
Net Assets, end of period ($ x 1,000)	31,697	33,926	30,502	26,061	10,468	10,246

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	28.73	33.83	26.90	21.73	18.91	15.39
Investment Operations:
Investment income (loss)—net[a]	.12	.14	.19	.33	.16	(.02)
Net realized and unrealized gain (loss) on investments	(1.31)	(.99)	7.17	5.09	2.66	3.56
Total from Investment Operations	(1.19)	(.85)	7.36	5.42	2.82	3.54
Distributions:
Dividends from investment income—net	-	(.22)	(.15)	(.25)	-	(.02)
Dividends from net realized gain on investments	(2.43)	(4.03)	(.28)	-	-	-
Total Distributions	(2.43)	(4.25)	(.43)	(.25)	-	(.02)
Net asset value, end of period	25.11	28.73	33.83	26.90	21.73	18.91
Total Return (%)	(4.68)[b]	(2.59)	27.57	25.17	14.91	22.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[c]	1.05	1.16	1.26	1.22	1.30
Ratio of net expenses to average net assets	1.00[c]	1.00	.99	1.03	1.22	1.30
Ratio of net investment income (loss) to average net assets	.87[c]	.46	.62	1.27	.78	(.12)
Portfolio Turnover Rate	36.90[b]	78.09	74.66	57.54	93.44	77.12
Net Assets, end of period ($ x 1,000)	49,180	75,779	72,947	69,014	30,636	24,045

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class Y Shares	(Unaudited)	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	28.75	33.85	26.91	26.38
Investment Operations:
Investment income—net[b]	.13	.18	.19	.02
Net realized and unrealized gain (loss) on investments	(1.31)	(.98)	7.20	.51
Total from Investment Operations	(1.18)	(.80)	7.39	.53
Distributions:
Dividends from investment income—net	-	(.27)	(.17)	-
Dividends from net realized gain on investments	(2.43)	(4.03)	(.28)	-
Total Distributions	(2.43)	(4.30)	(.45)	-
Net asset value, end of period	25.14	28.75	33.85	26.91
Total Return (%)	(4.64)[c]	(2.43)	27.69	2.01[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[d]	.84	.87	.97[d]
Ratio of net expenses to average net assets	.87[d]	.84	.87	.89[d]
Ratio of net investment income to average net assets	.96[d]	.59	.58	.35[d]
Portfolio Turnover Rate	36.90[c]	78.09	74.66	57.54
Net Assets, end of period ($ x 1,000)	12,593	22,004	21,977	1

a  From July 1, 2013 (commencement of initial offering) to August 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Structured Midcap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a wholly-owned subsidiary of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

20

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2016 in valuing the fund’s investments:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	199,101,906	-	-	199,101,906
Mutual Funds	9,882,755	-	-	9,882,755

† See Statement of Investments for additional detailed categorizations.

At February 29, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 29, 2016, The Bank of New York Mellon earned $12,516 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual

22

maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 29, 2016 were as follows:

Affiliated Investment Company	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 2/29/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	665,102	16,323,490	15,901,717	1,086,875.6
Dreyfus Institutional Cash Advantage Fund	9,708,336	46,669,534	47,581,990	8,795,880	4.4
Total	10,373,438	62,993,024	63,483,707	9,882,755	5.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s previous merger with Dreyfus MidCap Core Fund, capital losses of $4,295,219 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, $3,806,018 of these acquired capital losses expires in fiscal year 2016 and $489,201 expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2015 was as follows: ordinary income $1,346,705 and long–term capital gains $30,353,021. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016, was approximately $153,800 with a related weighted average annualized interest rate of 1.08%.

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NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2015 through January 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $79,156 during the period ended February 29, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

 Average Net Assets
 0 up to $100 million .25%
 $100 million up to $1 billion .20%
 $1 billion up to $1.5 billion .16%
 In excess of $1.5 billion .10%

During the period ended February 29, 2016, the Distributor retained $2,855 from commissions earned on sales of the fund’s Class A shares and $610 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2016, Class C shares were charged $124,335 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

February 29, 2016, Class A and Class C shares were charged $143,533 and $41,445, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2016, the fund was charged $32,296 for transfer agency services and $1,609 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $363.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2016, the fund was charged $15,842 pursuant to the custody agreement.

During the period ended February 29, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $118,889, Distribution Plan fees $18,349, Shareholder Services Plan fees $26,777, custodian fees $17,854, Chief Compliance Officer fees $4,412 and transfer agency fees $11,506, which are offset against an expense reimbursement currently in effect in the amount of $10,320.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2016, amounted to $84,492,821 and $123,523,047, respectively.

26

At February 29, 2016, accumulated net unrealized appreciation on investments was $3,598,694, consisting of $22,721,431 gross unrealized appreciation and $19,122,737 gross unrealized depreciation.

At February 29, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 17-18, 2016, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

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Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s performance was at the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and that the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2017, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.00% of the fund’s average daily net assets.

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing

30

assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows:

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

32

NOTES

33

For More Information

Dreyfus Structured Midcap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management
Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DPSAX Class C: DPSCX Class I: DPSRX Class Y: DPSYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0936SA0216

Dreyfus Technology Growth Fund

SEMIANNUAL REPORT February 29, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Technology Growth Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Technology Growth Fund, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

March 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015, through February 29, 2016, as provided by Barry K. Mills, CFA, Matthew Griffin, Erik Swords, and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, Dreyfus Technology Growth Fund’s Class A shares produced a total return of -4.17%, Class C shares returned -4.58%, and Class I shares returned -4.07%.1 In comparison, the fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced total returns of -2.59% and -0.93%, respectively, over the same period.2,3

Broad U.S. market indices posted modestly negative returns amid pressure from global macroeconomic instability. Technology stocks generally underperformed the broader market due to the sector’s relatively high levels of volatility. The fund lagged its benchmarks, primarily as a result of a few disappointing individual stock selections.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in growth companies of any size that we regard as leading producers or beneficiaries of technological innovation. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical, or stable growth companies. The fund seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles, and/or favorable valuations.

Global Uncertainties Drove Market Volatility

U.S. equities proved highly volatile during the reporting period. After a brief dip in September 2015 stemming from fears regarding the global impact of slowing Chinese economic growth, markets rose in October and early November amid better-than-expected corporate earnings reports, accommodative monetary policy announcements in Europe and China, and a delay by the Federal Reserve Board (the “Fed”) in starting to raise U.S. short-term interest rates from historic lows. Stocks remained volatile through the remainder of 2015, with the energy sector coming under pressure from falling oil prices and utilities suffering from expectations that the Fed would soon raise rates. January and early February 2016 saw sharp declines in market averages over renewed concerns about the Chinese economic slowdown and plummeting commodity prices. Evidence of decelerating growth in the United States, highlighted by reports of weak U.S. economic expansion in the fourth quarter of 2015, also weighed on investor sentiment. A later upward revision of fourth-quarter GDP estimates and additional monetary easing by European and Asian central banks enabled stocks to recoup some of these losses during the second half of February 2016.

Technology stocks proved significantly more volatile than the broader market, both rising and falling more sharply than most other sectors as investor sentiment waxed and waned. Makers of computer hardware and peripherals were hit particularly hard by negative cyclical trends. Communications equipment and IT services providers struggled to a lesser degree as many of their business customers proved reluctant to spend in these areas. On the other hand, software and Internet services providers fared relatively well when demand increased for cloud computing, security services, and related areas.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Disappointing Stock Selections in Late 2015

A few of the fund’s holdings detracted significantly from its performance compared to the MS High Tech 35 Index. Most notably, Akamai Technologies, a provider of Internet content delivery services, issued disappointing guidance to investors when some of the company’s key media customers decided to develop their own in-house content-delivery solutions. Microchip manufacturer NXP Semiconductors lost ground due to China-related concerns. Electric vehicle maker Tesla Motors experienced a production shortfall that drove its stock price lower in late September and October 2015, prompting us to trim the fund’s holdings.

On a more upbeat note, several holdings contributed positively to the fund’s relative returns. Cybersecurity services specialist Palo Alto Networks benefited from heightened security concerns in the wake of several high-profile corporate and government network breaches. Semiconductor maker Avago Technologies reported strong financial results, and investors responded positively to its acquisition of competitor Broadcom (the combined company adopted the Broadcom name). Social media leader Facebook advanced as the company continued to make progress in monetizing its user base. The fund further enhanced relative performance by avoiding some of the benchmark’s weaker performers, including cloud computing company VMware.

Investing in Innovative New Technology

As of the end of the reporting period, the fund has continued to focus on innovative providers of new technology solutions in cybersecurity, cloud computing, social networking, and mobile computing, areas where we expect to see a widening gap in performance compared with slower-growing legacy technology companies. We have also found an increasing number of attractive investment opportunities among certain semiconductor makers that appear poised to benefit from industry consolidation and the increasing adoption of semiconductors in areas such as automotive and medical device applications.

March 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley High Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors. The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

3 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Technology Growth Fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.23	$ 10.20	$ 5.02
Ending value (after expenses)	$958.30	$954.20	$959.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.42	$ 10.52	$ 5.17
Ending value (after expenses)	$1,018.50	$1,014.42	$1,019.74

† Expenses are equal to the fund's annualized expense ratio of 1.28% for Class A, 2.10% for Class C and 1.03% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
February 29, 2016 (Unaudited)

Common Stocks - 96.4%	Shares		Value ($)
Communications Equipment - 9.1%
Apple	91,182		8,816,388
Cisco Systems	471,396		12,341,147
			21,157,535
Electronic Equipment & Instruments - 5.5%
Amphenol, Cl. A	188,944		10,027,258
Tesla Motors	14,411	[a,b]	2,765,903
			12,793,161
Internet & Catalog Retail - 9.1%
Amazon.com	23,614	[b]	13,047,207
Netflix	88,520	[a,b]	8,268,653
			21,315,860
Internet Software & Services - 9.0%
Facebook, Cl. A	147,863	[b]	15,809,512
Tencent Holdings	282,200		5,138,735
			20,948,247
IT Services - 12.8%
Cognizant Technology Solutions, Cl. A	204,830	[b]	11,671,213
Paychex	116,330		5,978,199
Visa, Cl. A	167,538		12,128,076
			29,777,488
Semiconductors & Semiconductor Equipment - 17.5%
Broadcom	81,294		10,890,957
Cavium	83,260	[b]	4,953,137
Microchip Technology	176,533	[a]	7,853,953
NXP Semiconductors	103,612	[b]	7,381,319
Texas Instruments	182,837		9,694,018
			40,773,384
Software - 33.4%
Adobe Systems	146,550	[b]	12,478,733
Alphabet, Cl. A	10,248	[b]	7,350,071
Alphabet, Cl. C	14,715	[b]	10,267,686
Citrix Systems	147,292	[b]	10,406,180
Oracle	274,747		10,105,195
Palo Alto Networks	37,876	[a,b]	5,484,066
salesforce.com	185,614	[b]	12,575,348
Splunk	86,652	[b]	3,778,027

6

Common Stocks - 96.4% (continued)	Shares		Value ($)
Software - 33.4% (continued)
Workday, Cl. A	86,797	[a,b]	5,246,879
			77,692,185
Total Common Stocks (cost $182,669,735)			224,457,860
Limited Partnership Interests - .2%
Semiconductors & Semiconductor Equipment - .2%
Bluestream Ventures LP (cost $1,030,996)	2,046	[b,c]	513,150
Other Investment - 3.3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $7,664,624)	7,664,624	[d]	7,664,624
Investment of Cash Collateral for Securities Loaned - 4.7%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $10,777,049)	10,777,049	[d]	10,777,049
Total Investments (cost $202,142,404)	104.6%		243,412,683
Liabilities, Less Cash and Receivables	(4.6%)		(10,618,779)
Net Assets	100.0%		232,793,904

a Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $23,865,685 and the value of the collateral held by the fund was $24,490,458, consisting of cash collateral of $10,777,049 and U.S. Government & Agency securities valued at $13,713,409.

b Non-income producing security.

c Security restricted as to public resale.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software	33.4
Semiconductors & Semiconductor Equipment	17.7
IT Services	12.8
Internet & Catalog Retail	9.1
Communications Equipment	9.1
Internet Software & Services	9.0
Money Market Investments	8.0
Electronic Equipment & Instruments	5.5
104.6

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $23,865,685)—Note 1(b):
Unaffiliated issuers	183,700,731	224,971,010
Affiliated issuers	18,441,673	18,441,673
Receivable for shares of Common Stock subscribed		772,248
Dividends and securities lending income receivable		98,421
Prepaid expenses		50,893
		244,334,245
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		244,071
Cash overdraft due to Custodian		59,111
Liability for securities on loan—Note 1(b)		10,777,049
Payable for shares of Common Stock redeemed		313,202
Accrued expenses		146,908
		11,540,341
Net Assets ($)		232,793,904
Composition of Net Assets ($):
Paid-in capital		188,189,889
Accumulated investment (loss)—net		(797,599)
Accumulated net realized gain (loss) on investments		4,131,335
Accumulated net unrealized appreciation (depreciation) on investments		41,270,279
Net Assets ($)		232,793,904

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	194,713,208	22,557,821	15,522,875
Shares Outstanding	5,405,197	760,077	398,395
Net Asset Value Per Share ($)	36.02	29.68	38.96

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	855,947
Affiliated issuers	5,852
Income from securities lending—Note 1(b)	55,297
Total Income	917,096
Expenses:
Management fee—Note 3(a)	956,350
Shareholder servicing costs—Note 3(c)	556,610
Distribution fees—Note 3(b)	93,048
Professional fees	27,341
Prospectus and shareholders’ reports	24,171
Registration fees	21,205
Custodian fees—Note 3(c)	13,877
Directors’ fees and expenses—Note 3(d)	9,884
Loan commitment fees—Note 2	2,092
Miscellaneous	11,332
Total Expenses	1,715,910
Less—reduction in fees due to earnings credits—Note 3(c)	(1,215)
Net Expenses	1,714,695
Investment (Loss)—Net	(797,599)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,179,209
Net unrealized appreciation (depreciation) on investments	(13,225,405)
Net Realized and Unrealized Gain (Loss) on Investments	(9,046,196)
Net (Decrease) in Net Assets Resulting from Operations	(9,843,795)

See notes to financial statements.

9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Operations ($):
Investment (loss)—net	(797,599)	(1,863,012)
Net realized gain (loss) on investments	4,179,209	18,566,507
Net unrealized appreciation (depreciation) on investments	(13,225,405)	(12,766,942)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,843,795)	3,936,553
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(13,683,569)	(37,985,796)
Class C	(1,892,713)	(5,255,489)
Class I	(952,935)	(2,538,324)
Total Dividends	(16,529,217)	(45,779,609)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	9,526,761	17,183,919
Class C	1,326,105	1,933,628
Class I	2,981,018	6,897,339
Dividends reinvested:
Class A	12,764,547	35,293,082
Class C	1,329,495	3,699,203
Class I	798,438	2,110,080
Cost of shares redeemed:
Class A	(24,232,872)	(37,377,667)
Class C	(2,119,627)	(4,632,843)
Class I	(3,292,416)	(5,469,413)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(918,551)	19,637,328
Total Increase (Decrease) in Net Assets	(27,291,563)	(22,205,728)
Net Assets ($):
Beginning of Period	260,085,467	282,291,195
End of Period	232,793,904	260,085,467
Accumulated investment (loss)—net	(797,599)	-

10

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	244,710	400,632
Shares issued for dividends reinvested	320,798	903,098
Shares redeemed	(615,505)	(874,662)
Net Increase (Decrease) in Shares Outstanding	(49,997)	429,068
Class C
Shares sold	39,380	56,835
Shares issued for dividends reinvested	40,484	112,335
Shares redeemed	(65,893)	(129,799)
Net Increase (Decrease) in Shares Outstanding	13,971	39,371
Class I
Shares sold	70,811	149,199
Shares issued for dividends reinvested	18,560	50,300
Shares redeemed	(77,937)	(122,390)
Net Increase (Decrease) in Shares Outstanding	11,434	77,109

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	40.03	47.28	38.16	34.40	29.58	25.75
Investment Operations:
Investment (loss)—net[a]	(.11)	(.26)	(.21)	(.19)	(.22)	(.25)
Net realized and unrealized gain (loss) on investments	(1.32)	.75	10.17	3.95	5.04	4.08
Total from Investment Operations	(1.43)	.49	9.96	3.76	4.82	3.83
Distributions:
Dividends from net realized gain on investments	(2.58)	(7.74)	(.84)	–	–	–
Net asset value, end of period	36.02	40.03	47.28	38.16	34.40	29.58
Total Return (%)[b]	(4.17)[c]	1.40	26.37	10.93	16.30	14.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28[d]	1.28	1.26	1.39	1.45	1.36
Ratio of net expenses to average net assets	1.28[d]	1.28	1.26	1.39	1.45	1.36
Ratio of net investment (loss) to average net assets	(.56)[d]	(.61)	(.47)	(.54)	(.67)	(.79)
Portfolio Turnover Rate	15.07[c]	67.23	69.81	54.34	69.20	90.28
Net Assets, end of period ($ x 1,000)	194,713	218,398	237,657	212,378	234,452	226,016

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

12

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	33.55	41.17	33.60	30.54	26.48	23.25
Investment Operations:
Investment (loss)—net[a]	(.23)	(.52)	(.51)	(.43)	(.43)	(.47)
Net realized and unrealized gain (loss) on investments	(1.06)	.64	8.92	3.49	4.49	3.70
Total from Investment Operations	(1.29)	.12	8.41	3.06	4.06	3.23
Distributions:
Dividends from net realized gain on investments	(2.58)	(7.74)	(.84)	–	–	–
Net asset value, end of period	29.68	33.55	41.17	33.60	30.54	26.48
Total Return (%)[b]	(4.58)[c]	.61	25.33	10.02	15.33	13.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10[d]	2.08	2.10	2.23	2.27	2.21
Ratio of net expenses to average net assets	2.10[d]	2.08	2.10	2.23	2.27	2.21
Ratio of net investment (loss) to average net assets	(1.38)[d]	(1.41)	(1.31)	(1.37)	(1.49)	(1.63)
Portfolio Turnover Rate	15.07[c]	67.23	69.81	54.34	69.20	90.28
Net Assets, end of period ($ x 1,000)	22,558	25,028	29,098	25,253	27,428	27,954

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	43.05	50.14	40.34	36.25	31.06	26.94
Investment Operations:
Investment (loss)—net [a]	(.06)	(.16)	(.12)	(.08)	(.11)	(.14)
Net realized and unrealized gain (loss) on investments	(1.45)	.81	10.76	4.17	5.30	4.26
Total from Investment Operations	(1.51)	.65	10.64	4.09	5.19	4.12
Distributions:
Dividends from net realized gain on investments	(2.58)	(7.74)	(.84)	–	–	–
Net asset value, end of period	38.96	43.05	50.14	40.34	36.25	31.06
Total Return (%)	(4.07)[b]	1.69	26.61	11.28	16.71	15.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[c]	1.02	1.05	1.07	1.08	1.01
Ratio of net expenses to average net assets	1.03 [c]	1.02	1.05	1.07	1.08	1.01
Ratio of net investment (loss) to average net assets	(.31) [c]	(.36)	(.26)	(.22)	(.32)	(.42)
Portfolio Turnover Rate	15.07[b]	67.23	69.81	54.34	69.20	90.28
Net Assets, end of period ($ x 1,000)	15,523	16,659	15,536	12,467	13,483	14,932

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Technology Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

16

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

The fair value of the fund’s interest in a limited partnership represents the amount that the fund could reasonably expect to receive from the limited partnership if the fund’s capital was withdrawn from the limited partnership at the time of valuation, based on information available at the time the valuation is made and that the fund believes to be reliable. The valuation utilizes financial information supplied by the limited partnership with adjustments made daily for any underlying exchange traded securities. Limited partnerships are generally categorized within Level 3 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company's Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of February 29, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	201,046,849	-	-	201,046,849
Equity Securities - Foreign Common Stocks†	18,272,276	5,138,735††	-	23,411,011
Limited Partnership Interest†	-	-	513,150	513,150
Mutual Funds	18,441,673	-	-	18,441,673

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund's fair valuation procedures.

At August 31, 2015, $4,796,685 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Limited Partnership Interest ($)
Balance as of 8/31/2015	436,594
Realized gain (loss)	-
Change in unrealized apprecition (depreciation)	76,556
Purchases / issuances	-
Sales / dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 2/29/2016	513,150
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 2/29/2016	76,556

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

18

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 29, 2016, The Bank of New York Mellon earned $12,764 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 29, 2016 were as follows:

Affiliated Investment Company	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 2/29/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	8,402,620	30,168,783	30,906,779	7,664,624	3.3
Dreyfus Institutional Cash Advantage Fund	-	76,329,446	65,552,397	10,777,049	4.7
Total	8,402,620	106,498,229	96,459,176	18,441,673	8.0

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2015 was as follows: ordinary income $7,067,051 and long-term capital gains $38,712,558. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2016, the fund did not borrow under the Facilities.

20

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

During the period ended February 29, 2016, the Distributor retained $7,010 from commissions earned on sales of the fund’s Class A shares and $15 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2016, Class C shares were charged $93,048 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2016, Class A and Class C shares were charged $267,010 and $31,016, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2016, the fund was charged $72,369 for transfer agency services and $5,418 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,215.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2016, the fund was charged $13,877 pursuant to the custody agreement.

During the period ended February 29, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $133,837, Distribution Plan fees $13,096, Shareholder Services Plan fees $41,589, custodian fees $14,821, Chief Compliance Officer fees $4,412 and transfer agency fees $36,316.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2016, amounted to $37,831,897 and $58,331,439, respectively.

At February 29, 2016, accumulated net unrealized appreciation on investments was $41,270,279, consisting of $54,790,135 gross unrealized appreciation and $13,519,856 gross unrealized depreciation.

At February 29, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 17-18, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for

23

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and its affiliates the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, but noted the relative proximity to the Performance Group and/or Performance Universe median(s) in certain periods, in particular that the fund’s performance was four basis points below the Performance Universe median for the one-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indexes and noted that the fund’s performance was above the return of one or both index(es) for most periods, including the most recent year when the fund’s performance was higher than the return of the S&P 500 Index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

24

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

25

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

• While the Board was generally satisfied with Dreyfus’ discussion of performance, the Board agreed to monitor relative performance compared to the Performance Group and the benchmark technology index.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

26

NOTES

27

NOTES

28

NOTES

29

For More Information

Dreyfus Technology Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DTGRX Class C: DTGCX Class I: DGVRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0255SA0216

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    April 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       Bradley J. Skapyak

             Bradley J. Skapyak,

            President

Date:    April 25, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    April 25, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)